UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03503

UBS RMA Money Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

Money Market Funds

UBS RMA
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund
California Municipal Money Fund
New York Municipal Money Fund
Annual Report
June 30, 2012

UBS RMA

August 15, 2012

Dear shareholder,
We present you with the annual report for UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund, UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund (the “Funds”) for the 12 months ended June 30, 2012.

Performance
During the period, the Federal Reserve Board (the “Fed”) maintained the federal funds rate at a historically low range. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis. For more details on the Fed’s actions, see below.) As a result, the yields of the securities in which the Funds invest remained extremely low and, in turn, kept the Funds’ yields low.

As of June 30, 2012, after fee waivers/expense reimbursements, the Funds’ seven-day current yields were:

UBS RMA Money
Market Portfolio,
UBS RMA U.S.
Government Portfolio

Investment goal
(both Portfolios):
Maximum current income consistent with preservation of capital and liquidity.

Portfolio Manager
(both Portfolios):
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement
(both Portfolios):
October 4, 1982

UBS RMA Tax-Free
Fund Inc.,
UBS RMA California
Municipal Money Fund,
UBS RMA New York
Municipal Money Fund

  UBS RMA Money Market Portfolio: 0.01%, unchanged from June 30, 2011;

  UBS RMA U.S. Government Portfolio: 0.01%, unchanged from June 30, 2011;

  UBS RMA Tax-Free Fund Inc.: 0.01%, unchanged from June 30, 2011;
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  UBS RMA California Municipal Money Fund: 0.01%, unchanged from June 30, 2011; and

  UBS RMA New York Municipal Money Fund: 0.01%, unchanged from June 30, 2011.

(For more on each Fund’s performance, refer to “Performance and portfolio characteristics at a glance” beginning on page 12.)

Investment goal
(all three Funds):
Maximum current income exempt from federal and/or a specific state’s personal income taxes consistent with preservation of capital and liquidity.

Portfolio Managers
(all three Funds)
Elbridge T. Gerry III
Ryan Nugent
UBS Global Asset
Management (Americas) Inc.

Commencement:
Tax Free—October 4, 1982
California Municipal—
November 7, 1988
New York Municipal—
November 10, 1988

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported 2.5% gross domestic product (“GDP”) growth in the US for the second quarter of 2011, followed by figures that came in at 1.3% and 4.1% for the third and fourth quarters of 2011, respectively. GDP growth in the US then slowed in 2012, to 2.0% in the first quarter, and 1.5%[1] in the second quarter.

1	Based on the Commerce Department’s most recent estimate announced on July 27, 2012, after the Funds’ fiscal year had ended.

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Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In January 2012, the Fed extended this period, noting economic conditions warranted maintaining exceptionally low levels at least through late 2014. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to both purchase $400 billion of longer term Treasury securities, and sell an equal amount of shorter term Treasury securities by June 2012 (dubbed “Operation Twist”). At its June meeting, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q.	How was UBS RMA Money Market Portfolio managed during the period?
A.	We tactically adjusted the Fund’s weighted average maturity (WAM) throughout the 12-month review period.

When the reporting period began, the Fund had a WAM of 46 days. Given the challenges associated with Standard & Poor’s August 2011 downgrade of US sovereign debt, the ongoing European sovereign debt crisis and other macro issues, a key strategy for the Fund was maintaining ample liquidity. One way we accomplished this was by reducing the Fund’s WAM, which stood at 40 days by period end. We also proactively cut the Fund’s exposure to European banks, and the WAM of such holdings.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting

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period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we increased the Fund’s exposure to repurchase agreements over the 12-month period and, to a lesser extent, its allocations to certificates of deposit and short-term corporate obligations. The increase in the Fund’s exposure to repurchase agreements—transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand—was largely based on our attempt to generate incremental yield. Conversely, we significantly reduced our allocation to US government and agency obligations, and modestly pared our exposures to commercial paper and time deposits.

Q.	How was UBS RMA U.S. Government Portfolio managed during the period?
A.	During the period, the Fund’s WAM moved from 53 to 32 days, with the goal of keeping the Fund highly liquid. The Fund’s exposure to US government and agency securities increased over the 12 months ended June 30, 2012. In contrast, the Fund’s allocation to repurchase agreements declined over the period.

Q.	How were UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund managed during the period?
A.	While certain long-term challenges remain, including underfunded pensions in some municipalities, in general, the budgetary backdrop showed signs of improvement during the reporting period. This was driven by strengthening tax revenues in many states. However, with the US economy decelerating, we continued to actively manage the Funds’ portfolios with a strong emphasis on credit analysis. Investment decisions continued to be based on the underlying fundamentals of individual securities first and, secondarily, on yield.

The WAM for UBS RMA Tax-Free Fund declined modestly during the fiscal year, whereas the WAM for UBS RMA New York Municipal Money Fund was unchanged. In contrast, the WAM for UBS RMA California Municipal Money Fund fell from 34 days to 21 days during

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the reporting period. Given California’s ongoing fiscal issues, many of its tax-free notes received lower credit ratings and, as a result, did not meet our credit standards for investment by the Fund. In addition, there was increased demand for higher quality notes issued by the State of California and other California municipal issuers, making it more difficult for the Fund to secure enough desirable notes to lengthen its WAM during the period.

In order to achieve targeted liquidity, the Funds maintained a meaningful allocation to variable rate demand notes (VRDNs)[2] with yields that reset on a daily or weekly basis. We had only a small exposure to VRDNs backed by relatively lower quality letters of credit[3] (but still considered first tier securities), and emphasized investments in stronger municipal issuers where third-party credit enhancement was not needed. Elsewhere, we looked to increase, or to maintain at a relatively steady level, the Funds’ allocations to tax-exempt commercial paper, in order to generate additional yield in the low interest rate environment. In particular, we emphasized select investments in commercial paper with 90- to 120-day maturities, given their yield advantage as compared to VRDNs.

Given the ongoing financial strains in the State of California, we emphasized essential service revenue bonds for RMA California Municipal Money Fund. These included securities issued by high-quality water and sewer entities. For RMA Tax-Free Fund and RMA New York Municipal Money Fund, we also had significant allocations to general obligation bonds that met our credit criteria.

Q.	What factors do you believe will affect the Funds over the coming months?
A.	Even though economic growth in the US economy decelerated during the reporting period, we believe it has enough momentum to

2	A variable rate demand note (VRDN) is a long-term bond with a floating interest rate that provides investors with the option to tender, or “put” the security at par with seven days’ notice or, in some cases, one day’s notice.

3	A letter of credit, or “LOC,” is a form of credit enhancement from a third-party provider often used when the credit quality of the underlying municipal issuer itself is deemed to need further enhancement to make it more attractive in the marketplace.

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continue expanding during the second half of the year. That said, it’s likely that growth will be far from robust. We also feel the Fed will maintain its accommodative monetary policy, and it will take further action if it deems necessary to do so. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

Finally, we should mention two other factors impacting our management of the Funds over the past fiscal year. First, changes to how the account “sweep” process works at UBS Financial Services Inc. were factors considered in setting WAM and liquidity targets for UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio during the reporting period, and will continue to be. Second, continuing regulatory uncertainty clouded the horizon and may continue to cast a shadow over money market funds for some time.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.*

Mark E. Carver
President
UBS RMA Money Fund Inc.
(UBS RMA Money Market Portfolio
and UBS RMA U.S. Government
Portfolio)
UBS RMA Tax-Free Fund Inc.
UBS Managed Municipal Trust
(UBS RMA California Municipal
Money Fund and UBS RMA
New York Municipal Money Fund)
Managing Director
UBS Global Asset Management
(Americas) Inc.	Elbridge T. Gerry III Portfolio Manager UBS RMA Tax-Free Fund Inc. UBS RMA California Municipal Money Fund UBS RMA New York Municipal Money Fund Managing Director UBS Global Asset Management (Americas) Inc.

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Ryan Nugent Portfolio Manager UBS RMA Tax-Free Fund Inc. UBS RMA California Municipal Money Fund UBS RMA New York Municipal Money Fund Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS RMA Money Market Portfolio UBS RMA U.S. Government Portfolio Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Funds performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

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Understanding your Fund’s expenses (unaudited)

As a shareholder of the Funds*, you incur ongoing costs, including management fees, service fees (12b-1 or non-12b-1 fees) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses
The first line in the following table for each Fund provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the following table for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

*	Collectively refers to UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund.

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Understanding your Fund’s expenses (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The examples do not reflect Resource Management Account® (RMA®) Program, Business Services Account BSA® Program or other similar program fees as these are external to the Funds and relate to those programs.

UBS RMA Money Market Portfolio

	Beginning account value January 1, 2012	Ending account value[1] June 30, 2012	Expenses paid during period[2] 01/01/12 to 06/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,023.92	0.96	0.19

[1]	“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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Understanding your Fund’s expenses (unaudited) (continued)

UBS RMA U.S. Government Portfolio

	Beginning account value January 1, 2012	Ending account value[1] June 30, 2012	Expenses paid during period[2] 01/01/12 to 06/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.60	0.12%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.27	0.60	0.12

UBS RMA Tax-Free Fund

	Beginning account value January 1, 2012	Ending account value[1] June 30, 2012	Expenses paid during period[2] 01/01/12 to 06/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.75	0.15%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.12	0.75	0.15

UBS RMA California Municipal Money Fund

	Beginning account value January 1, 2012	Ending account value[1] June 30, 2012	Expenses paid during period[2] 01/01/12 to 06/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.70	0.14%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.17	0.70	0.14

[1]	“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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Understanding your Fund’s expenses (unaudited) (concluded)

UBS RMA New York Municipal Money Fund

	Beginning account value January 1, 2012	Ending account value[1] June 30, 2012	Expenses paid during period[2] 01/01/12 to 06/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.75	0.15%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.12	0.75	0.15

[1]	“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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Performance and portfolio characteristics at a glance (unaudited)

UBS RMA Money Market Portfolio

Yields and characteristics	06/30/12	12/31/11	06/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee
waivers and/or expense reimbursements[1]	(0.32)	(0.38)	(0.35)
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	(0.32)	(0.38)	(0.35)
Weighted average maturity[2]	40 days	39 days	46 days
Net assets (bn)	$13.0	$16.3	$15.4
Portfolio composition[3]	06/30/12	12/31/11	06/30/11
Commercial paper	51.9%	41.6%	52.6%
Certificates of deposit	14.7	16.1	12.7
US government and agency obligations	14.3	30.2	26.7
Repurchase agreements	12.3	7.3	0.0 [4]
Bank note	—	1.7	2.1
Short-term corporate obligations	3.6	1.6	2.1
Time deposits	2.3	—	3.8
Other assets less liabilities	0.9	1.5	0.0 [4]
Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

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Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA U.S. Government Portfolio

Yields and characteristics	06/30/12	12/31/11	06/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee
waivers and/or expense reimbursements[1]	(0.38)	(0.46)	(0.42)
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	(0.38)	(0.46)	(0.42)
Weighted average maturity[2]	32 days	52 days	53 days
Net assets (bn)	$3.8	$4.6	$3.6
Portfolio composition[3]	06/30/12	12/31/11	06/30/11
US government and agency obligations	79.4%	61.7%	65.5%
Repurchase agreements	17.9	38.3	34.5
Other assets less liabilities	2.7	0.0 [4]	0.0 [4]
Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

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Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA Tax-Free Fund Inc.

Yields and characteristics	06/30/12	12/31/11	06/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee
waivers and/or expense reimbursements[1]	(0.38)	(0.45)	(0.42)
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	(0.38)	(0.45)	(0.42)
Weighted average maturity[2]	27 days	22 days	29 days
Net assets (bn)	$3.9	$4.3	$4.1
Portfolio composition[3]	06/30/12	12/31/11	06/30/11
Municipal bonds and notes	87.4%	88.7%	92.0%
Tax-exempt commercial paper	13.1	11.3	11.8
Other assets less liabilities	(0.5)	0.0 [4]	(3.8)
Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

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Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA California Municipal Money Fund

Yields and characteristics	06/30/12	12/31/11	06/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee
waivers and/or expense reimbursements[1]	(0.46)	(0.52)	(0.48)
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	(0.46)	(0.52)	(0.48)
Weighted average maturity[2]	21 days	25 days	34 days
Net assets (mm)	$893.8	$922.6	$882.6
Portfolio composition[3]	06/30/12	12/31/11	06/30/11
Municipal bonds and notes	90.1%	89.2%	94.1%
Tax-exempt commercial paper	11.3	10.7	11.7
Other assets less liabilities	(1.4)	0.1	(5.8)
Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

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Performance and portfolio characteristics at a glance
(unaudited) (concluded)

UBS RMA New York Municipal Money Fund

Yields and characteristics	06/30/12	12/31/11	06/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee
waivers and/or expense reimbursements[1]	(0.47)	(0.53)	(0.50)
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	(0.47)	(0.53)	(0.50)
Weighted average maturity[2]	17 days	20 days	17 days
Net assets (mm)	$702.8	$738.7	$760.3
Portfolio composition[3]	06/30/12	12/31/11	06/30/11
Municipal bonds and notes	90.3%	90.8%	94.3%
Tax-exempt commercial paper	9.6	9.2	6.1
Other assets less liabilities	0.1	0.0 [4]	(0.4)
Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

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UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face
	amount	Value
US government and agency obligations—14.27%
Federal Home Loan Bank
0.175%, due 07/02/12[1]	$135,000,000	$135,000,000
0.280%, due 07/02/12[1]	90,000,000	90,000,000
0.075%, due 07/06/12[2]	60,000,000	59,999,375
0.110%, due 07/06/12[2]	212,000,000	211,996,761
0.090%, due 07/25/12[2]	140,000,000	139,991,600
0.080%, due 08/03/12[2]	136,500,000	136,489,990
0.160%, due 11/01/12[2]	69,000,000	68,962,280
Federal Home Loan Mortgage Corp.*
0.189%, due 07/06/12[1]	200,000,000	199,931,394
US Treasury Inflation Index Notes (TIPS)
3.000%, due 07/15/12	191,931,000	192,209,246
US Treasury Notes
1.750%, due 08/15/12	142,000,000	142,280,919
1.375%, due 09/15/12	190,000,000	190,481,333
1.375%, due 02/15/13	75,000,000	75,559,823
1.750%, due 04/15/13	89,825,000	90,912,722
1.125%, due 06/15/13	125,000,000	126,087,009
Total US government and agency obligations
(cost—$1,859,902,452)		1,859,902,452
Time deposit—2.30%
Banking-non-US—2.30%
Credit Agricole Grand Cayman
0.210%, due 07/02/12 (cost—$300,000,000)	300,000,000	300,000,000
Certificates of deposit—14.68%
Banking-non-US—13.34%
Bank of Montreal
0.320%, due 12/07/12	150,000,000	150,000,000
Bank of Nova Scotia
0.335%, due 07/23/12[1]	100,000,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 07/10/12	160,000,000	160,000,000
0.360%, due 09/13/12	43,000,000	43,000,000

17

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face
	amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
BNP Paribas SA
0.220%, due 07/10/12	$94,000,000	$94,000,000
Credit Suisse First Boston
0.330%, due 09/07/12	155,000,000	155,000,000
Mizuho Corporate Bank Ltd.
0.180%, due 07/05/12	175,000,000	175,000,000
0.180%, due 07/09/12	165,000,000	165,000,000
National Australia Bank Ltd.
0.360%, due 11/21/12	105,000,000	105,000,000
Societe Generale
0.280%, due 07/02/12	150,000,000	150,000,000
Sumitomo Mitsui Banking Corp.
0.350%, due 07/19/12	165,000,000	165,000,000
0.340%, due 08/08/12	150,750,000	150,750,000
Swedbank AB
0.170%, due 07/05/12	125,000,000	125,000,000
		1,737,750,000
Banking-US—1.34%
State Street Bank & Trust Co.
0.220%, due 09/26/12	175,000,000	175,000,000
Total certificates of deposit
(cost—$1,912,750,000)		1,912,750,000
Commercial paper[2]—51.92%
Asset backed-banking US—2.48%
Atlantis One Funding
0.400%, due 08/10/12	149,000,000	148,933,778
0.540%, due 01/02/13	175,000,000	174,514,375
		323,448,153
Asset backed-miscellaneous—22.00%
Bryant Park Funding LLC
0.170%, due 07/09/12	60,635,000	60,632,709
0.190%, due 07/17/12	95,000,000	94,991,978

18

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(continued)
Chariot Funding LLC
0.200%, due 07/09/12	$45,064,000	$45,061,997
0.190%, due 07/10/12	20,000,000	19,999,050
0.180%, due 07/16/12	125,000,000	124,990,625
0.210%, due 09/05/12	50,000,000	49,980,750
FCAR Owner Trust
0.290%, due 07/02/12	47,000,000	46,999,621
0.240%, due 07/09/12	10,000,000	9,999,467
0.260%, due 08/07/12	35,250,000	35,240,580
Gotham Funding Corp.
0.200%, due 07/06/12	45,000,000	44,998,750
0.230%, due 07/06/12	39,814,000	39,812,728
0.220%, due 07/25/12	40,000,000	39,994,133
0.200%, due 07/26/12	60,000,000	59,991,667
Jupiter Securitization Co. LLC
0.200%, due 07/05/12	50,000,000	49,998,889
0.180%, due 07/10/12	26,500,000	26,498,808
0.180%, due 07/12/12	80,000,000	79,995,600
0.240%, due 08/24/12	46,000,000	45,983,440
0.210%, due 09/06/12	40,000,000	39,984,367
Liberty Street Funding LLC
0.180%, due 07/02/12	75,000,000	74,999,625
0.200%, due 07/02/12	50,000,000	49,999,722
0.170%, due 07/09/12	50,000,000	49,998,111
0.190%, due 08/01/12	50,000,000	49,991,819
Market Street Funding LLC
0.240%, due 07/12/12	25,000,000	24,998,167
0.240%, due 07/13/12	30,083,000	30,080,593
0.230%, due 07/17/12	48,797,000	48,792,012
0.220%, due 08/07/12	25,000,000	24,994,347
0.220%, due 08/09/12	45,000,000	44,989,275
0.250%, due 08/20/12	25,000,000	24,991,319

19

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Old Line Funding Corp.
0.240%, due 07/20/12	$51,000,000	$50,993,540
0.230%, due 08/07/12	86,064,000	86,043,655
0.200%, due 09/05/12	72,099,000	72,072,564
0.200%, due 09/11/12	50,000,000	49,980,000
0.210%, due 09/17/12	55,000,000	54,974,975
0.220%, due 09/24/12	61,547,000	61,515,030
Regency Markets No. 1 LLC
0.220%, due 07/10/12	40,000,000	39,997,800
0.210%, due 07/12/12	70,000,000	69,995,508
0.220%, due 07/16/12	150,000,000	149,986,250
0.220%, due 07/17/12	117,350,000	117,338,526
Salisbury Receivables Co. LLC
0.210%, due 07/05/12	75,000,000	74,998,250
0.190%, due 07/06/12	30,000,000	29,999,208
0.240%, due 07/09/12	100,000,000	99,994,667
0.250%, due 07/10/12	35,000,000	34,997,813
0.220%, due 07/27/12	40,000,000	39,993,644
0.260%, due 08/14/12	50,000,000	49,984,111
Sheffield Receivables Corp.
0.290%, due 07/23/12	45,000,000	44,992,025
0.250%, due 07/26/12	54,000,000	53,990,625
Thunderbay Funding
0.200%, due 09/04/12	93,073,000	93,039,390
Variable Funding Capital Corp.
0.190%, due 07/16/12	60,000,000	59,995,250
Victory Receivables Corp.
0.210%, due 07/02/12	23,500,000	23,499,863
0.210%, due 07/06/12	50,000,000	49,998,542
0.210%, due 07/17/12	28,000,000	27,997,387
0.230%, due 07/23/12	31,549,000	31,544,566
0.200%, due 07/26/12	60,000,000	59,991,667
		2,866,905,005

20

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—6.13%
Barclays Bank PLC
0.220%, due 07/02/12	$50,000,000	$49,999,694
0.220%, due 07/26/12	153,000,000	152,976,625
Caisse Centrale Desjardins
0.170%, due 07/23/12	37,000,000	36,996,156
Commonwealth Bank of Australia
0.180%, due 07/19/12	92,000,000	91,991,720
0.195%, due 08/09/12	95,000,000	94,979,931
0.240%, due 09/06/12	80,000,000	79,964,267
DBS Bank Ltd.
0.240%, due 08/28/12	60,000,000	59,976,800
Oversea-Chinese Banking Corp. Ltd.
0.200%, due 08/03/12	37,500,000	37,493,125
UOB Funding LLC
0.200%, due 08/10/12	85,000,000	84,981,111
Westpac Trust Securities NZ Ltd.[1,3]
0.393%, due 07/16/12	110,000,000	110,000,000
		799,359,429
Banking-US—9.76%
BNP Paribas Finance
0.130%, due 07/02/12	150,000,000	149,999,458
Deutsche Bank Financial LLC
0.180%, due 07/05/12	225,000,000	224,995,500
0.450%, due 07/30/12	135,000,000	134,951,063
JPMorgan Chase & Co.
0.200%, due 08/20/12	147,000,000	146,959,167
0.310%, due 12/24/12	100,000,000	99,848,444
Natixis US Finance Co. LLC
0.200%, due 07/02/12	100,000,000	99,999,445
PNC Bank N.A.
0.220%, due 09/13/12	90,000,000	89,959,300
Societe Generale N.A., Inc.
0.190%, due 07/02/12	100,000,000	99,999,472

21

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face amount	Value
Commercial paper[2]—(continued)
Banking-US—(concluded)
State Street Corp.
0.220%, due 09/07/12	$225,000,000	$224,906,500
		1,271,618,349
Finance-captive automotive—2.62%
Toyota Motor Credit Corp.
0.200%, due 08/16/12	202,000,000	201,948,378
0.340%, due 11/27/12	140,000,000	139,802,989
		341,751,367
Finance-noncaptive diversified—2.77%
General Electric Capital Corp.
0.350%, due 07/16/12	100,000,000	99,985,417
0.290%, due 10/09/12	110,000,000	109,911,389
0.350%, due 10/15/12	151,000,000	150,844,386
		360,741,192
Food/Beverage—3.53%
Coca-Cola Co.
0.170%, due 07/06/12	45,000,000	44,998,937
0.170%, due 07/16/12	45,000,000	44,996,813
0.170%, due 07/23/12	70,000,000	69,992,728
0.180%, due 08/27/12	86,999,000	86,974,205
0.195%, due 09/10/12	96,000,000	95,963,080
Nestle Finance International Ltd.
0.190%, due 07/17/12	117,500,000	117,490,078
		460,415,841
Insurance-life—1.46%
MetLife Short Term Funding LLC
0.250%, due 07/10/12	44,400,000	44,397,225
0.200%, due 08/01/12	50,100,000	50,091,372
0.210%, due 08/13/12	56,000,000	55,985,953
0.230%, due 09/10/12	40,000,000	39,981,855
		190,456,405

22

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face amount	Value
Commercial paper[2]—(concluded)
Pharmaceuticals—1.17%
Novartis Securities Investment Ltd.
0.180%, due 07/09/12	$50,000,000	$49,998,000
Sanofi-Aventis
0.190%, due 09/06/12	101,800,000	101,764,002
		151,762,002
Total commercial paper (cost—$6,766,457,743)		6,766,457,743
Short-term corporate obligations—3.64%
Banking-non-US—0.88%
Svenska Handelsbanken AB
0.508%, due 09/07/12[1,3]	114,000,000	114,000,000
Banking-US—2.76%
JPMorgan Chase Bank N.A.
0.498%, due 09/10/12[1]	70,000,000	70,000,000
US Bank N.A.
0.150%, due 07/23/12	185,000,000	185,000,000
Wells Fargo Bank N.A.
0.538%, due 09/22/12[1]	105,000,000	105,000,000
		360,000,000
Total short-term corporate obligations
(cost—$474,000,000)		474,000,000
Repurchase agreements—12.28%
Repurchase agreement dated 06/29/12 with Bank
of America Securities, 0.120% due 07/02/12,
collateralized by $329,775,000 Federal Home
Loan Bank obligations, zero coupon to 2.500%
due 08/24/12 to 03/11/22, $136,157,000
Federal Home Loan Mortgage Corp.
obligations, 1.000% to 5.870% due 08/28/12
to 01/22/37, $134,241,000 Federal National
Mortgage Association obligations, zero coupon
to 6.210% due 04/01/26 to 06/05/36 and
$316,389,800 US Treasury Note, 2.500%
due 03/31/15; (value—$938,400,718);
proceeds: $920,009,200	920,000,000	920,000,000

23

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 06/29/12
with Deutsche Bank Securities, Inc.,
0.150% due 07/02/12, collateralized by
$102,865,000 Federal National Mortgage
Association obligations, 0.600% due
11/14/13; (value—$103,020,326);
proceeds: $101,001,263	$101,000,000	$101,000,000
Repurchase agreement dated 06/29/12 with
Goldman Sachs & Co., 0.140% due 07/02/12,
collateralized by $79,325,000 Federal Home
Loan Bank obligations, 1.790% to 2.800%
due 05/16/19 to 09/13/24, $317,300,000
Federal Home Loan Mortgage Corp.
obligations, zero coupon to 5.000% due
08/27/12 to 05/21/19, $96,106,000 Federal
National Mortgage Association obligations,
zero coupon to 4.375% due 09/15/12 to
09/28/16, $1,000,000 Resolution Funding
Strip, zero coupon due 01/15/29 and
$65,771,000 Tennessee Valley Authority
obligations, zero coupon to 7.125% due
03/15/13 to 09/15/60; (value—$591,600,389);
proceeds: $580,006,767	580,000,000	580,000,000
Repurchase agreement dated 06/29/12 with
State Street Bank & Trust Co., 0.010%
due 07/02/12, collateralized by $17,223
Federal Home Loan Bank obligations,
1.750% due 08/22/12; (value—$17,369);
proceeds: $17,000	17,000	17,000
Total repurchase agreements (cost—$1,601,017,000)		1,601,017,000
Total investments (cost—$12,914,127,195
which approximates cost for federal income tax
purposes)—99.09%		12,914,127,195
Other assets in excess of liabilities—0.91%		117,962,120
Net assets (applicable to 13,033,383,326 shares
of common stock outstanding equivalent to $1.00
per share)—100.00%		$13,032,089,315

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 78.

24

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

Affiliated issuer activity
The table below details the Portfolio’s transaction activity in an affiliated issuer for the year ended June 30, 2012. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value at 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Private Money
Market Fund LLC	$—	$601,156,940	$601,156,940	$—	$697

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Portfolio’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$1,859,902,452	$—	$1,859,902,452
Time deposit	—	300,000,000	—	300,000,000
Certificates of
deposit	—	1,912,750,000	—	1,912,750,000
Commercial paper	—	6,766,457,743	—	6,766,457,743
Short-term corporate
obligations	—	474,000,000	—	474,000,000
Repurchase
agreements	—	1,601,017,000	—	1,601,017,000
Total	$—	$12,914,127,195	$—	$12,914,127,195

25

UBS RMA Money Market Portfolio
Statement of net assets—June 30, 2012

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	72.4%
Japan	9.3
France	4.3
Australia	3.7
Switzerland	2.5
Canada	2.2
Sweden	1.9
United Kingdom	1.6
Singapore	1.4
Luxembourg	0.7
Total	100.0%

Portfolio footnotes
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Rates shown are the discount rates at date of purchase.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.72% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements
26

UBS RMA U.S. Government Portfolio
Statement of net assets—June 30, 2012

Security description	Face amount	Value
US government and agency obligations—79.36%
Federal Farm Credit Bank
0.260%, due 07/02/12[1]	$47,000,000	$47,000,000
0.171%, due 07/10/12[1]	50,000,000	49,999,938
0.170%, due 08/31/12[2]	30,000,000	29,991,358
0.180%, due 10/12/12[2]	17,000,000	16,991,245
0.170%, due 10/29/12[2]	25,000,000	24,985,833
Federal Home Loan Bank
0.140%, due 07/02/12[1]	100,000,000	100,000,000
0.175%, due 07/02/12[1]	50,000,000	50,000,000
0.210%, due 07/02/12[1]	50,000,000	50,000,000
0.340%, due 07/02/12[1]	75,000,000	75,000,000
0.280%, due 07/02/12[1]	102,500,000	102,500,000
0.070%, due 07/05/12[2]	50,000,000	49,999,611
0.050%, due 07/13/12[2]	30,000,000	29,999,500
0.100%, due 07/18/12[2]	175,000,000	174,991,736
0.115%, due 07/20/12[2]	300,000,000	299,981,792
0.195%, due 07/26/12[1]	35,000,000	34,997,732
0.065%, due 07/27/12[2]	250,000,000	249,988,264
0.200%, due 08/06/12[2]	102,345,000	102,324,531
0.200%, due 11/15/12	95,000,000	94,998,827
Federal Home Loan Mortgage Corp.*
0.040%, due 07/02/12[2]	400,000,000	399,999,556
0.189%, due 07/06/12[1]	35,000,000	34,987,994
0.130%, due 08/14/12[2]	300,000,000	299,952,333
Federal National Mortgage Association*
0.100%, due 10/15/12[2]	50,000,000	49,985,278
US Treasury Bills
0.125%, due 08/09/12[2]	60,000,000	59,991,875
0.140%, due 08/30/12[2]	50,000,000	49,988,333
0.150%, due 09/13/12[2]	50,000,000	49,984,583
0.148%, due 09/20/12[2]	125,000,000	124,958,487

27

UBS RMA U.S. Government Portfolio
Statement of net assets—June 30, 2012

Security description	Face amount	Value
US government and agency obligations—(concluded)
US Treasury Inflation Index Notes (TIPS)
3.000%, due 07/15/12	$95,965,500	$96,119,214
US Treasury Notes
1.500%, due 07/15/12	90,000,000	90,048,175
0.625%, due 07/31/12	20,000,000	20,008,460
4.625%, due 07/31/12	15,000,000	15,055,769
0.375%, due 08/31/12	31,000,000	31,012,957
1.375%, due 02/15/13	60,000,000	60,437,554
0.625%, due 02/28/13	15,000,000	15,041,235
0.625%, due 04/30/13	20,000,000	20,067,536
Total US government and agency obligations (cost—$3,001,389,706)		3,001,389,706
Repurchase agreements—17.93%
Repurchase agreement dated 06/28/12 with
Barclays Capital, Inc., 0.080% due 07/05/12,
collateralized by $290,461,400 US Treasury
Notes, 1.750% to 2.375% due 05/31/16
to 08/31/17; (value—$306,000,026);
proceeds: $300,004,667	300,000,000	300,000,000
Repurchase agreement dated 06/29/12 with
Deutsche Bank Securities, Inc., 0.140% due
07/02/12, collateralized by $78,911,700
US Treasury Notes, 0.875% due 04/30/17;
(value—$79,764,075); proceeds: $78,200,912	78,200,000	78,200,000
Repurchase agreement dated 06/27/12 with
Goldman Sachs & Co., 0.080% due 07/03/12,
collateralized by $293,528,000 US Treasury
Notes, 1.125% to 2.750% due 12/15/12
to 05/31/18; (value—$306,000,100);
proceeds: $300,004,000	300,000,000	300,000,000

28

UBS RMA U.S. Government Portfolio
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 06/29/12 with
State Street Bank & Trust Co., 0.010%
due 07/02/12, collateralized by $81,050
Federal Home Loan Bank obligations,
1.750% due 08/22/12; (value—$81,736);
proceeds: $80,000	$80,000	$80,000
Total repurchase agreements (cost—$678,280,000)		678,280,000
Total investments (cost—$3,679,669,706
which approximates cost for federal income
tax purposes)—97.29%		3,679,669,706
Other assets in excess of liabilities—2.71%		102,468,592
Net assets (applicable to 3,782,650,278
shares of common stock outstanding
equivalent to $1.00 per share)—100.00%		$3,782,138,298

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 78.

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Portfolio’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$3,001,389,706	$—	$3,001,389,706
Repurchase
agreements	—	678,280,000	—	678,280,000
Total	$—	$3,679,669,706	$—	$3,679,669,706

29

UBS RMA U.S. Government Portfolio
Statement of net assets—June 30, 2012

Portfolio footnotes
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements
30

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—87.39%
Alaska—2.47%
Alaska International Airports Revenue Refunding
(System), Series A,
0.180%, VRD	$7,000,000	$7,000,000
Anchorage Tax Anticipation Notes,
2.000%, due 08/31/12	80,000,000	80,251,691
Valdez Marine Terminal Revenue Refunding
(ExxonMobil Pipeline Co. Project),
0.140%, VRD	9,390,000	9,390,000
		96,641,691
Arizona—0.07%
Pima County Industrial Development Authority
(Tucson Electric Power Co.- Irvington Project),
Series A,
0.190%, VRD	2,700,000	2,700,000
California—1.73%
California Health Facilities Financing Authority
Revenue (Adventist Health Systems), Series A,
0.140%, VRD	1,200,000	1,200,000
California Health Facilities Financing Authority
Revenue (St. Joseph Health Systems), Series B,
0.130%, VRD	1,700,000	1,700,000
California Housing Finance Agency Revenue
(Home Mortgage), Series M,
0.200%, VRD[1]	11,355,000	11,355,000
California Infrastructure & Economic Development
Bank Revenue (Jewish Community Center),
Series A,
0.280%, VRD	6,300,000	6,300,000
California State Economic Recovery,
Series C-5,
0.190%, VRD	10,925,000	10,925,000
Irvine Unified School District
(Community Facilities District No. 09-1),
Series A
0.130%, VRD	12,800,000	12,800,000
Orange County Water District Certificates of
Participation, Series A,
0.180%, VRD	11,000,000	11,000,000

31

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Sacramento Municipal Utility District, Subordinate,
Series L
0.140%, VRD	$10,000,000	$10,000,000
San Diego County Regional Transportation
Commission Sales Tax Revenue (Limited Tax),
Series A,
0.150%, VRD	5,000	5,000
Santa Clara Valley Transportation Authority Sales
Tax Revenue Refunding, Series C,
0.140%, VRD	1,095,000	1,095,000
Whittier Health Facilities Revenue (Presbyterian
Intercommunity), Series A,
0.140%, VRD	1,600,000	1,600,000
		67,980,000
Colorado—3.09%
Aurora Water Improvement Revenue
(JP Morgan PUTTERs, Series 2010)
(AMBAC Insured),
0.200%, VRD[2,3]	16,625,000	16,625,000
Colorado Educational & Cultural Facilities Authority
Revenue (National Jewish Federation Board
Program), Series C-7,
0.180%, VRD	4,865,000	4,865,000
Colorado Health Facilities Authority
Revenue (Adventist Health - Sunbelt),
Series B,
0.150%, VRD	9,535,000	9,535,000
Colorado Health Facilities Authority Revenue
Refunding (The Evangelical),
0.170%, VRD	1,725,000	1,725,000
Colorado Housing & Finance Authority
(Single Family), Class I, Series C-3,
0.160%, VRD[1]	3,600,000	3,600,000
Colorado Housing & Finance Authority Single
Family Mortgage Revenue, Class I, Series A-3,
0.170%, VRD[1]	6,500,000	6,500,000

32

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—(concluded)
Denver City & County Certificates of Participation
Refunding,
Series A1,
0.180%, VRD	$7,170,000	$7,170,000
Series A2,
0.180%, VRD	34,860,000	34,860,000
Series A3,
0.180%, VRD	36,180,000	36,180,000
		121,060,000
Connecticut—0.05%
Connecticut State Health & Educational Facilities
Authority Revenue (Yale University), Series Y-3,
0.140%, VRD	1,800,000	1,800,000
Delaware—0.38%
Delaware State Economic Development Authority
Revenue (Peninsula United Methodist Homes,
Inc.), Series B,
0.150%, VRD	14,775,000	14,775,000
District of Columbia—0.25%
District of Columbia Revenue (German Marshall
Fund of United States),
0.180%, VRD	8,000,000	8,000,000
District of Columbia University Revenue Refunding
(Georgetown University), Series B,
0.140%, VRD	2,000,000	2,000,000
		10,000,000
Florida—3.72%
Florida State Board of Education
(Public Education Capital Outlay Bonds),
Series E (Bank of America Austin Certificates,
Series 2008-1059),
0.260%, VRD[2,3]	8,335,000	8,335,000
Hillsborough County School Board Certificates
of Participation (Master Lease Program),
Series C,
0.190%, VRD	48,290,000	48,290,000

33

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Jacksonville Health Facilities Authority Hospital
Revenue Refunding (Baptist Medical), Series D,
0.170%, VRD	$2,720,000	$2,720,000
JEA Water & Sewer System Revenue, Subseries B-1,
0.160%, VRD	17,930,000	17,930,000
Orange County Health Facilities Authority Revenue
(Hospital-Orlando Regional), Series E,
0.180%, VRD	4,500,000	4,500,000
Orange County Housing Finance Authority
Housing Revenue Refunding (Highland Pointe
Apartments), Series J (FNMA Insured),
0.180%, VRD	7,455,000	7,455,000
Orange County School Board Certificates of
Participation, Series E,
0.190%, VRD	23,145,000	23,145,000
Orlando-Orange County Expressway Authority
Revenue Refunding, Series C-4 (AGM Insured),
0.150%, VRD	7,000,000	7,000,000
Pinellas County Health Facilities Authority Revenue
(Health System BayCare Health), Series A1,
0.160%, VRD	7,200,000	7,200,000
Polk County Industrial Development Authority
Health Care Facilities Revenue Refunding
(Winter Haven Hospital),
Series B,
0.150%, VRD	9,330,000	9,330,000
Series C,
0.150%, VRD	9,860,000	9,860,000
		145,765,000
Georgia—4.20%
Cobb County Tax Anticipation Notes,
1.500%, due 11/30/12	35,000,000	35,194,064
De Kalb County Development Authority Revenue
(Atlanta Jewish Community Center),
0.180%, VRD	3,465,000	3,465,000
Fulton Country Tax Anticipation Notes,
1.000%, due 12/28/12	40,000,000	40,165,110
Georgia State, Series G,
5.000%, due 12/01/12	7,170,000	7,316,413

34

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Metropolitan Atlanta Rapid Transit Authority Sales
Tax Revenue, Series B,
0.170%, VRD	$14,600,000	$14,600,000
Private Colleges & Universities Authority Revenue
(Emory University),
Series B-1,
0.150%, VRD	9,250,000	9,250,000
Series B-2,
0.140%, VRD	31,135,000	31,135,000
Series C-3,
0.140%, VRD	2,500,000	2,500,000
Series C-4,
0.140%, VRD	9,925,000	9,925,000
Private Colleges & Universities Authority Revenue
Refunding (Mercer University), Series C,
0.180%, VRD	8,420,000	8,420,000
Thomasville Hospital Authority Revenue Anticipation
Certificates (John Archbold), Series A,
0.190%, VRD	2,550,000	2,550,000
		164,520,587
Idaho—0.77%
Idaho Health Facilities Authority Revenue (St. Lukes
Health System Project), Series B,
0.180%, VRD	13,000,000	13,000,000
Idaho Tax Anticipation Notes,
2.000%, due 06/28/13	17,000,000	17,301,920
		30,301,920
Illinois—6.36%
Chicago Board of Education Refunding
(Dedicated Revenue),
Series A,
0.180%, VRD	6,100,000	6,100,000
Series A-1,
0.190%, VRD	15,600,000	15,600,000
Chicago (Neighborhoods Alive 21),
Series B,
0.160%, VRD	11,635,000	11,635,000

35

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(continued)
Chicago Sales Tax Revenue Refunding,
0.170%, VRD	$27,295,000	$27,295,000
Chicago Waterworks Revenue (Second Lien),
Subseries 2000-1,
0.170%, VRD	3,800,000	3,800,000
City of Chicago,
Series B-2,
0.180%, VRD	6,930,000	6,930,000
Series D-1,
0.170%, VRD	13,900,000	13,900,000
Series D-2
0.170%, VRD	10,000,000	10,000,000
Cook County (Capital Improvement), Series B,
0.310%, VRD	10,000,000	10,000,000
Cook County School District No. 036 Winnetka
(Morgan Stanley Floater Certificates),
Series 1919,
0.170%, VRD[2,3]	9,760,000	9,760,000
Illinois Development Finance Authority Revenue
(Chicago Symphony Orchestra),
0.170%, VRD	19,300,000	19,300,000
Illinois Development Finance Authority Revenue
(Francis W. Parker School Project),
0.230%, VRD	19,600,000	19,600,000
Illinois Development Finance Authority Revenue
(Lyric Opera Chicago Project),
0.170%, VRD	13,000,000	13,000,000
Illinois Finance Authority Revenue (Advocate Health
Care), Series A-1,
0.220%, VRD	6,750,000	6,750,000
Illinois Finance Authority Revenue (Methodist Medical
Center), Series B,
0.170%, VRD	4,000,000	4,000,000
Illinois Finance Authority Revenue (Rehabilitation
Institute of Chicago), Series C,
0.180%, VRD	8,740,000	8,740,000
Illinois Finance Authority Revenue (Rush University
Medical Center), Series A,
0.170%, VRD	9,700,000	9,700,000

36

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Finance Authority Revenue (University of
Chicago), Series B,
0.160%, VRD	$29,900,000	$29,900,000
Illinois Finance Authority Revenue
(Wesleyan University),
0.170%, VRD	8,110,000	8,110,000
Illinois Finance Authority Revenue Refunding
(University of Chicago), Series C,
0.160%, VRD	7,788,000	7,788,000
Lombard Revenue (National University Health
Sciences Project),
0.180%, VRD	7,280,000	7,280,000
		249,188,000
Indiana—0.92%
Indiana Development Finance Authority Revenue
(Educational Facilities-Culver Educational),
0.180%, VRD	8,300,000	8,300,000
Indiana Finance Authority Environmental Revenue
Refunding (Duke Energy, Inc. Project), Series A-4,
0.150%, VRD	3,700,000	3,700,000
Indiana Finance Authority Hospital Revenue (Indiana
University Health, Inc.), Series D,
0.130%, VRD	3,390,000	3,390,000
Indiana Finance Authority Revenue (Ascension Health
Senior Credit Group), Series E-4,
0.160%, VRD	6,000,000	6,000,000
Indianapolis Multi-Family Housing Revenue (Capital
Place-Covington) (FNMA Insured),
0.170%, VRD	10,600,000	10,600,000
Lawrenceburg Pollution Control Revenue Refunding
(Indiana Michigan Power Co. Project), Series H,
0.170%, VRD	4,000,000	4,000,000
		35,990,000
Iowa—0.11%
Iowa Finance Authority Private College Revenue
Facilities (Morningside College Project),
0.170%, VRD	4,500,000	4,500,000

37

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Kansas—1.13%
Kansas State Department of Transportation Highway
Revenue Refunding, Series B-1,
0.130%, VRD	$19,775,000	$19,775,000
Kansas State Department of Transportation
Highway Revenue,
Series A-1,
0.130%, VRD	12,000,000	12,000,000
Series A-5,
0.130%, VRD	1,700,000	1,700,000
Mission Multi-Family Revenue Refunding (Housing
Silverwood Apartment Project) (FNMA Insured),
0.180%, VRD	11,000,000	11,000,000
		44,475,000
Kentucky—2.25%
Boone County Pollution Control Revenue Refunding
(Duke Energy, Inc.)
0.160%, VRD	5,500,000	5,500,000
Boyle County Hospital Revenue (Ephraim McDowell
Health Project),
0.180%, VRD	6,750,000	6,750,000
Breckinridge County Lease Program Revenue
(Kentucky Association Leasing Trust), Series A,
0.170%, VRD	12,340,000	12,340,000
Christian County Association of Leasing
Trust Lease Program,
Series A,
0.170%, VRD	8,525,000	8,525,000
Series B,
0.170%, VRD	25,075,000	25,075,000
Jeffersontown Lease Program Revenue (Kentucky
League of Cities Funding Trust),
0.170%, VRD	1,260,000	1,260,000
Shelby County Lease Revenue, Series A,
0.170%, VRD	16,030,000	16,030,000
Trimble County Association of Counties Leasing Trust
Lease Program Revenue, Series A,
0.170%, VRD	10,375,000	10,375,000

38

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Kentucky—(concluded)
Williamstown League of Cities Funding Trust Lease
Revenue, Series B,
0.170%, VRD	$2,150,000	$2,150,000
		88,005,000
Louisiana—0.60%
East Baton Rouge Parish Industrial Development
Board, Inc. Revenue (ExxonMobil Project),
Series A,
0.140%, VRD	14,050,000	14,050,000
Series B,
0.140%, VRD	7,000,000	7,000,000
Louisiana Public Facilities Authority Revenue
Refunding (Christus Health), Series B2,
0.150%, VRD	2,500,000	2,500,000
		23,550,000
Maryland—2.95%
Maryland Economic Development Corp. Revenue
(Howard Hughes Medical Institute), Series A,
0.140%, VRD	6,155,000	6,155,000
Maryland State Health & Higher Educational Facilities
Authority Revenue (DeMatha Catholic High School),
0.180%, VRD	8,780,000	8,780,000
Maryland State Health & Higher Educational Facilities
Authority Revenue (Johns Hopkins University),
Series A,
0.120%, VRD	10,300,000	10,300,000
Series B,
0.160%, VRD	12,855,000	12,855,000
Maryland State Health & Higher Educational Facilities
Authority Revenue (Suburban Hospital),
0.150%, VRD	18,940,000	18,940,000
Montgomery County Housing Development Corp.
Opportunities Commission Multi-Family Revenue,
0.150%, VRD	3,000,000	3,000,000
Montgomery County Housing Opportunities
Commission Multi-Family Revenue, (Canterbury
Apartments), Series A (FNMA Insured),
0.170%, VRD	4,500,000	4,500,000

39

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Maryland—(concluded)
Washington Suburban Sanitation District Bond
Anticipation Notes,
Series A,
0.220%, VRD	$20,355,000	$20,355,000
Series A-7,
0.220%, VRD	26,100,000	26,100,000
Series A-9,
0.240%, VRD	4,650,000	4,650,000
		115,635,000
Massachusetts—1.86%
Massachusetts Development Finance Agency
Revenue (Boston University), Series U-6E,
0.140%, VRD	10,700,000	10,700,000
Massachusetts Development Finance Agency Revenue
Refunding (Higher Education Smith College),
0.160%, VRD	13,783,000	13,783,000
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University),
Series R,
0.100%, VRD	200,000	200,000
Series Y,
0.130%, VRD	5,000,000	5,000,000
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System),
Series F3,
0.140%, VRD	7,005,000	7,005,000
Massachusetts State Department of Transportation
Metropolitan Highway System Revenue (Senior),
Series A-1,
0.230%, VRD	24,500,000	24,500,000
University of Massachusetts Building Authority
Revenue Refunding, Series 1,
0.140%, VRD	11,885,000	11,885,000
		73,073,000
Michigan—2.82%
Green Lake Township Economic Development Corp.
Revenue Refunding (Interlochen Center Project),
0.170%, VRD	2,800,000	2,800,000

40

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
Michigan State Hospital Finance Authority Revenue
(Trinity Health Credit),
Series E,
0.150%, VRD	$20,665,000	$20,665,000
Series F,
0.140%, VRD	4,785,000	4,785,000
Michigan State Housing Development Authority,
Series B,
0.180%, VRD[1]	18,300,000	18,300,000
Series D,
0.160%, VRD	7,100,000	7,100,000
Michigan State Strategic Fund Limited Obligation
Revenue (Consumers Energy Co.),
0.150%, VRD	10,000,000	10,000,000
Michigan State Strategic Fund Limited Obligation
Revenue (Greenpath, Inc., Project), Series A,
0.170%, VRD	5,150,000	5,150,000
University of Michigan Revenues (Hospital),
Series A,
0.140%, VRD	6,835,000	6,835,000
Series B,
0.140%, VRD	18,360,000	18,360,000
0.150%, VRD	10,000,000	10,000,000
University of Michigan University Revenues Refunding
(Hospital), Series A-2,
0.140%, VRD	6,500,000	6,500,000
		110,495,000
Minnesota—1.60%
Rochester Health Care Facilities Revenue
(Mayo Clinic), Series B,
0.150%, VRD	13,800,000	13,800,000
St. Paul Independent School District No. 625, Tax
Anticipation Certificates of Indebtedness, Series C,
0.750%, due 12/10/12	48,630,000	48,755,433
		62,555,433

41

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Mississippi—2.99%
Mississippi Business Finance Corp. Gulf Opportunity
Zone (Chevron USA, Inc. Project),
Series A,
0.150%, VRD	$15,900,000	$15,900,000
Series C,
0.140%, VRD	20,745,000	20,745,000
Series D,
0.160%, VRD	4,400,000	4,400,000
Series G,
0.140%, VRD	31,730,000	31,730,000
Series I,
0.160%, VRD	17,000,000	17,000,000
Series J,
0.160%, VRD	5,000,000	5,000,000
Mississippi Development Bank Special Obligation
(Jackson County Industrial Water System Project),
0.140%, VRD	22,500,000	22,500,000
		117,275,000
Missouri—3.37%
Missouri Health & Educational Facilities Authority
Educational Facilities Revenue (Ascension
Healthcare),
Series C-1,
0.160%, VRD	7,000,000	7,000,000
Series C-5
0.150%, VRD	18,500,000	18,500,000
Missouri Health & Educational Facilities Authority
Educational Facilities Revenue (Washington
University),
Series B,
0.170%, VRD	4,700,000	4,700,000
Series C,
0.160%, VRD	25,900,000	25,900,000
Series D,
0.160%, VRD	21,300,000	21,300,000
Missouri Health & Educational Facilities Authority
Health Facilities Revenue (BJC Health System),
Series C,
0.150%, VRD	6,000,000	6,000,000

42

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri Health & Educational Facilities Authority
Health Facilities Revenue (SSM Health Care),
Series E,
0.140%, VRD	$7,870,000	$7,870,000
Missouri Health & Educational Facilities Authority
Revenue (Ascension Healthcare), Series C-3,
0.150%, VRD	27,000,000	27,000,000
St. Joseph Industrial Development Authority Health
Facilities Revenue (Heartland Regional Medical
Center), Series A,
0.150%, VRD	13,800,000	13,800,000
		132,070,000
Nebraska—0.24%
Douglas County Hospital Authority No. 002 Revenue
Refunding (Health Facilities for Childrens),
Series A,
0.170%, VRD	9,500,000	9,500,000
New Hampshire—0.89%
New Hampshire Health & Education Facilities
Authority Revenue (Barclays Capital Municipal
Trust Receipts Series 7WJ),
0.200%, VRD[2,3]	8,825,000	8,825,000
New Hampshire Health & Education Facilities
Authority Revenue (Dartmouth College),
0.150%, VRD	6,835,000	6,835,000
Series B,
0.170%, VRD	14,410,000	14,410,000
New Hampshire Health & Education Facilities
Authority Revenue (River College),
0.200%, VRD	5,000,000	5,000,000
		35,070,000
New Jersey—2.03%
Burlington County Bridge Community Revenue
(Lutheran Home Project), Series A,
0.160%, VRD	2,090,000	2,090,000
Camden County Improvement Authority Revenue
(Senior Redevelopment - Harvest Village Project),
Series A,
0.170%, VRD	6,475,000	6,475,000

43

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey— (continued)
New Jersey Building Authority Building Revenue,
Subseries A-1,
0.150%, VRD	$3,305,000	$3,305,000
Subseries A-4,
0.150%, VRD	2,275,000	2,275,000
New Jersey Economic Development Authority
Economic Development Revenue (Diocese of
Metuchen Project),
0.330%, VRD	6,300,000	6,300,000
New Jersey Economic Development Authority
Economic Development Revenue (Duke Farms
Foundation Project), Series A,
0.170%, VRD	9,400,000	9,400,000
New Jersey Economic Development Authority Natural
Gas Facilities Revenue (South Jersey),
0.200%, VRD[1]	8,200,000	8,200,000
New Jersey Economic Development Authority
Revenue (Bancroft Neurohealth Project),
0.160%, VRD	3,140,000	3,140,000
New Jersey Economic Development Authority
Revenue (Hun School Princeton Project),
0.140%, VRD	1,530,000	1,530,000
New Jersey Economic Development Authority
Revenue (Oak Hill Academy Project),
0.280%, VRD	1,425,000	1,425,000
New Jersey Economic Development Authority
Revenue (Peddie School Project),
0.150%, VRD	4,800,000	4,800,000
New Jersey Economic Development Authority
Revenue Refunding (Cranes Mill Project), Series B,
0.150%, VRD	4,195,000	4,195,000
New Jersey Economic Development Authority
Revenue Refunding (First Mortgage Franciscan),
0.130%, VRD	1,040,000	1,040,000
New Jersey Economic Development Authority
Revenue (Republic Services, Inc. Project),
0.310%, VRD[1]	2,910,000	2,910,000

44

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey— (concluded)
New Jersey Health Care Facilities Financing Authority
Revenue (Recovery Management System, Inc.),
0.150%, VRD	$1,125,000	$1,125,000
New Jersey Health Care Facilities Financing Authority
Revenue, Series A-3,
0.170%, VRD	2,230,000	2,230,000
New Jersey Health Care Facilities Financing Authority
Revenue (Somerset Medical Center),
0.140%, VRD	1,405,000	1,405,000
New Jersey Health Care Facilities Financing Authority
Revenue (Virtua Health),
Series A-7,
0.130%, VRD	1,500,000	1,500,000
Series C,
0.180%, VRD	1,450,000	1,450,000
Series D,
0.140%, VRD	3,000,000	3,000,000
New Jersey Health Care Facilities Financing Authority
Revenue (Wiley Mission Project),
0.160%, VRD	1,400,000	1,400,000
New Jersey Educational Facilities Authority Revenue
(Centenary College), Series A,
0.150%, VRD	3,210,000	3,210,000
New Jersey State Turnpike Authority Turnpike
Revenue, Series D,
0.140%, VRD	1,500,000	1,500,000
Rutgers State University Revenue, Series G,
0.170%, VRD	5,795,000	5,795,000
		79,700,000
New York—7.68%
Dutchess County Industrial Development Agency
Civic Facilities Revenue (Marist College), Series A,
0.160%, VRD	7,870,000	7,870,000
Metropolitan Transportation Authority Dedicated Tax
Fund Refunding, Subseries B-1,
0.140%, VRD	8,410,000	8,410,000
New York City Health & Hospital Corp. Revenue
(Health Systems), Series C,
0.140%, VRD	5,000,000	5,000,000

45

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York— (continued)
New York City Housing Development Corp.
Multi-Family Rental Housing Revenue
(Royal Properties), Series A (FNMA Insured),
0.130%, VRD	$12,500,000	$12,500,000
New York City Housing Development Corp.
Multi-Family Revenue Mortgage
(Marseilles Apartments), Series A,
0.200%, VRD	2,090,000	2,090,000
New York City Housing Development Corp.
Multi-Family Revenue (The Crest), Series A,
0.210%, VRD	34,400,000	34,400,000
New York City Industrial Development Agency Civic
Facility Revenue (Lycee Francais de New York
Project), Series B,
0.150%, VRD	2,500,000	2,500,000
New York City,
Subseries B-3,
0.140%, VRD	2,045,000	2,045,000
Subseries G-4,
0.130%, VRD	31,100,000	31,100,000
Subseries L-6,
0.140%, VRD	58,065,000	58,065,000
New York City Trust for Cultural Resources Revenue
Refunding (American Museum of Natural History),
Series A2,
0.170%, VRD	2,300,000	2,300,000
New York City Transitional Finance Authority Revenue
(New York City Recovery), Series 3, Subseries B-3,
0.140%, VRD	37,560,000	37,560,000
New York State Housing Finance Agency Affordable
Housing Revenue (Housing Bowery Place I),
Series A (FHLMC Insured),
0.140%, VRD	2,300,000	2,300,000
New York State Housing Finance Agency Revenue
(20 River Terrace Housing), Series A (FNMA Insured),
0.170%, VRD	4,700,000	4,700,000
New York State Housing Finance Agency Revenue
(316 11th Avenue Housing), Series A (FNMA Insured),
0.170%, VRD	8,100,000	8,100,000

46

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York— (concluded)
New York State Dormitory Authority Revenue State
Supported Debt (City University), Series D,
0.150%, VRD	$4,600,000	$4,600,000
North Hempstead Township Bond Anticipation
Notes, Series B,
1.000%, due 06/07/13	37,822,062	38,071,881
Syracuse Industrial Development Agency Civic Facility
Revenue (Syracuse University), Series A,
0.150%, VRD	4,490,000	4,490,000
Triborough Bridge & Tunnel Authority Revenues
(General), Series B,
0.140%, VRD	9,395,000	9,395,000
Triborough Bridge & Tunnel Authority Revenues,
Series B-2C,
0.130%, VRD	25,400,000	25,400,000
		300,896,881
North Carolina—4.58%
Charlotte Water & Sewer System Revenue Refunding,
Series C,
0.210%, VRD	49,645,000	49,645,000
Charlotte Water & Sewer System Revenue, Series B,
0.150%, VRD	12,760,000	12,760,000
Guilford County, Series B,
0.170%, VRD	3,345,000	3,345,000
Mecklenburg County, Series B,
0.180%, VRD	28,160,000	28,160,000
North Carolina Capital Facilities Finance Agency
Educational Facilities Revenue (Wake Forest
University), Series B,
0.120%, VRD	15,030,000	15,030,000
North Carolina Educational Facilities Finance Agency
Revenue (Duke University Project), Series A,
0.120%, VRD	8,700,000	8,700,000
North Carolina Medical Care Commission Health
Care Facilities Revenue (First Health Carolinas),
Series A,
0.160%, VRD	16,185,000	16,185,000

47

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina— (concluded)
North Carolina (Public Improvement), Series D,
0.180%, VRD	$11,500,000	$11,500,000
Union County, Series A,
0.140%, VRD	14,945,000	14,945,000
University of North Carolina Hospital Chapel Hill
Revenue Refunding, Series A,
0.190%, VRD	10,675,000	10,675,000
University of North Carolina Hospital Chapel Hill
Revenue, Series B,
0.170%, VRD	8,555,000	8,555,000
		179,500,000
Ohio—3.54%
Butler County Capital Funding Revenue (CCAO Low
Cost Capital), Series A,
0.180%, VRD	7,310,000	7,310,000
Cleveland-Cuyahoga County Port Authority Revenue
(Carnegie/89th Garage Project),
0.180%, VRD	13,130,000	13,130,000
Columbus Sewer Revenue, Series B,
0.160%, VRD	3,060,000	3,060,000
Cuyahoga County Housing Revenue (Euclid Avenue
Housing Corp.), Series A,
0.150%, VRD	11,000,000	11,000,000
Ohio (Common Schools),
Series A,
0.150%, VRD	4,060,000	4,060,000
Series B,
0.150%, VRD	37,635,000	37,635,000
Series D,
0.160%, VRD	32,700,000	32,700,000
Ohio Educational Facilities Communication Revenue
Hospital (JP Morgan Chase PUTTERs, Series 3139),
0.180%, VRD[2,3]	6,225,000	6,225,000
Ohio Higher Educational Facilities Revenue
(Oberlin College Project),
0.170%, VRD	14,900,000	14,900,000

48

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—(concluded)
Ohio State University General Receipts,
0.140%, VRD	$4,100,000	$4,100,000
Series B,
0.150%, VRD	4,525,000	4,525,000
		138,645,000
Oregon—0.49%
Oregon Health & Science University Revenue, Series C
0.140%, VRD	5,000,000	5,000,000
Oregon State Facilities Authority Revenue (Oregon
Episcopal School Projects), Series A,
0.180%, VRD	8,640,000	8,640,000
Salem Hospital Facility Authority Revenue
(Salem Hospital Project), Series B,
0.180%, VRD	5,600,000	5,600,000
		19,240,000
Pennsylvania—3.96%
Allegheny County Hospital Development Authority
Revenue (University of Pittsburgh Medical Center),
Series B-1,
0.150%, VRD	15,000,000	15,000,000
Series B-2,
0.160%, VRD	2,000,000	2,000,000
Allegheny County Industrial Development Authority
Revenue (Watson Institute of Friendship),
0.170%, VRD	3,750,000	3,750,000
Delaware River Port Authority of Pennsylvania &
New Jersey Revenue Refunding,
Series B,
0.140%, VRD	2,580,000	2,580,000
Series C,
0.150%, VRD	3,500,000	3,500,000
Emmaus General Authority Revenue, Subseries H-19,
0.180%, VRD	5,000,000	5,000,000
Montgomery County, Series A,
0.150%, VRD	19,095,000	19,095,000
Pennsylvania State University Refunding, Series B
(Mandatory Put 06/01/13 @100),
0.220%, due 06/01/13	10,000,000	10,000,000

49

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Philadelphia Authority for Industrial Development
Lease Revenue Refunding, Series B-3,
0.150%, VRD	$4,000,000	$4,000,000
Philadelphia Authority for Industrial Development
Revenue Refunding, Series B-2,
0.150%, VRD	9,100,000	9,100,000
Philadelphia School District Refunding, Series F,
0.160%, VRD	8,910,000	8,910,000
Pittsburgh Water & Sewer Authority Water & Sewer
Systems Revenue (1st Lien), Series B2,
0.170%, VRD	46,645,000	46,645,000
University of Pittsburgh of the Commonwealth
Systems of Higher Education Notes,
2.000%, due 07/02/13	13,000,000	13,232,957
Washington County Authority Revenue Refunding
(University of Pennsylvania),
0.150%, VRD	9,140,000	9,140,000
Washington County Hospital Authority Revenue
(Monongahela Valley Hospital Project), Series B,
0.170%, VRD	3,395,000	3,395,000
		155,347,957
Puerto Rico—0.28%
Puerto Rico Commonwealth Highway & Transportation
Authority Transportation Revenue, Series A,
0.150%, VRD	2,000,000	2,000,000
Puerto Rico Commonwealth Refunding
(Public Improvement) (AGM Insured),
0.170%, VRD	9,000,000	9,000,000
		11,000,000
Rhode Island—0.12%
Rhode Island Health & Educational Building Corp.
Higher Educational Facilities Revenue Refunding
(New England Institute of Technology),
0.190%, VRD	4,655,000	4,655,000
South Carolina—0.95%
Charleston County School District Bonds Anticipation
Notes, Series A (SCSDE Insured),
2.000%, due 11/06/12	10,000,000	10,063,855

50

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
South Carolina—(concluded)
Piedmont Municipal Power Agency Electric Revenue
Refunding, Series B,
0.140%, VRD	$9,000,000	$9,000,000
South Carolina Jobs-Economic Development
Authority Hospital Revenue Refunding (Anmed
Health), Series C,
0.170%, VRD	4,980,000	4,980,000
South Carolina Public Service Authority Revenue
(JP Morgan PUTTERs, Series 2019) (AMBAC Insured),
0.200%, VRD[2,3]	13,080,000	13,080,000
		37,123,855
South Dakota—0.18%
South Dakota Health & Educational Facilities
Authority Revenue (Regional Health),
0.170%, VRD	6,955,000	6,955,000
Tennessee—1.79%
Blount County Public Building Authority (Local
Government Public Improvement), Series E-9-A,
0.190%, VRD	4,000,000	4,000,000
Memphis Health Educational & Housing Facility Board
Multi-Family Housing Revenue (Ashland Lakes II
Apartments Project), Series A,
0.190%, VRD	11,500,000	11,500,000
Metropolitan Government of Nashville & Davidson
County Health & Educational Facilities Board
Revenue (Vanderbilt University),
Series A,
0.120%, VRD	2,400,000	2,400,000
Series A-1,
0.130%, VRD	23,300,000	23,300,000
Metropolitan Government of Nashville & Davidson
County Industrial Development Board Revenue
(YMCA Projects),
0.570%, VRD	7,355,000	7,355,000
Shelby County Public Improvement and School,
Series B,
0.190%, VRD	21,780,000	21,780,000
		70,335,000

51

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—8.84%
Alamo Community College District (Citigroup ROCS,
Series RR-II-R-883WF) (FGIC Insured),
0.170%, VRD[2,3]	$7,595,000	$7,595,000
Fort Bend County (JP Morgan PUTTERs, Series 1326)
(FGIC Insured),
0.200%, VRD[2,3]	8,215,000	8,215,000
Harris County Cultural Education Facilities
Finance Corp. Revenue (Methodist Hospital),
Subseries C-1,
0.160%, VRD	31,915,000	31,915,000
Subseries C-2,
0.160%, VRD	31,335,000	31,335,000
Harris County Health Facilities Development Authority
Revenue (Baylor College of Medicine), Series A-1,
0.190%, VRD	10,395,000	10,395,000
Harris County Health Facilities Development Corp.
Revenue Refunding (Methodist Hospital Systems),
Series A-1,
0.160%, VRD	7,885,000	7,885,000
Series A-2,
0.160%, VRD	24,435,000	24,435,000
Harris County Hospital District Revenue Refunding
(Senior Lien),
0.180%, VRD	8,820,000	8,820,000
Harris County Tax Anticipation Notes,
1.000%, due 02/28/13	13,000,000	13,070,465
Houston Airport System Revenue Refunding (Sub Lien),
0.170%, VRD	5,000,000	5,000,000
Houston Higher Education Finance Corp. Higher
Education Revenue (Rice University Project), Series B,
0.150%, VRD	7,300,000	7,300,000
Laredo (Morgan Stanley Floater Certificates),
Series 2065 (NATL-RE Insured),
0.180%, VRD[2,3]	18,030,000	18,030,000
Lower Neches Valley Authority Industrial Development
Corp. Revenue (ExxonMobil Project),
0.140%, VRD	2,892,000	2,892,000

52

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North East Independent School District (Citigroup
Eagle Class A Certificates 20070123) (PSF-GTD),
0.180%, VRD[2,3]	$8,935,000	$8,935,000
San Antonio Hotel Occupancy Revenue Refunding
(Sub Lien),
0.190%, VRD	24,390,000	24,390,000
Tarrant County Cultural Education Facilities Finance
Corp. Hospital Revenue (Baylor Healthcare System
Project) Series C,
0.160%, VRD	2,600,000	2,600,000
Tarrant County Cultural Education Facilities Finance
Corp. Hospital Revenue Refunding (Scott and
White Memorial Hospital), Series B,
0.130%, VRD	8,300,000	8,300,000
Tarrant County Cultural Education Facilities Finance
Corp. Revenue (Texas Health Resources),
Series A,
0.160%, VRD	17,615,000	17,615,000
Series B,
0.150%, VRD	5,000,000	5,000,000
Texas State (Veteran Housing Assistance Fund II),
Series A,
0.170%, VRD[1]	8,250,000	8,250,000
Texas State (Veterans), Series A,
0.180%, VRD	4,880,000	4,880,000
Texas State, Series A,
0.160%, VRD	8,335,000	8,335,000
Texas Tax & Revenue Anticipation Notes, Series A,
2.500%, due 08/30/12	40,000,000	40,146,777
University of Texas University Revenues
(Financing Systems),
Series B,
0.110%, VRD	1,215,000	1,215,000
0.120%, VRD	40,000,000	40,000,000
		346,554,242
Utah—0.59%
Murray City Hospital Revenue (IHC Health
Services, Inc.), Series C,
0.170%, VRD	2,240,000	2,240,000

53

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Utah—(concluded)
Salt Lake Valley Fire Service Area, Tax & Revenue
Anticipation Notes,
1.500%, due 12/21/12	$5,000,000	$5,030,200
Weber County Hospital Revenue (IHC Health
Services, Inc.), Series A,
0.220%, VRD	15,900,000	15,900,000
		23,170,200
Vermont—0.31%
Winooski Special Obligation Refunding, Series A,
0.150%, VRD	12,265,000	12,265,000
Virginia—3.35%
Albermarle County Economic Development
Authority Hospital Revenue (Martha
Jefferson Hospital),
Series A,
0.140%, VRD	12,600,000	12,600,000
Series B,
0.140%, VRD	13,850,000	13,850,000
Hanover County Economic Development Authority
Revenue Refunding (Bon Secours Health), Series D-2,
0.180%, VRD	8,615,000	8,615,000
Loudoun County Industrial Development Authority
Revenue (Howard Hughes Medical),
Series D,
0.170%, VRD	2,700,000	2,700,000
Series F,
0.140%, VRD	28,600,000	28,600,000
Virginia Commonwealth University (General),
Series A,
0.170%, VRD	37,075,000	37,075,000
Virginia Small Business Financing Authority Hospital
Revenue (Carilion Clinic Obligation), Series B,
0.150%, VRD	27,700,000	27,700,000
		131,140,000

54

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Washington—2.41%
Central Puget Sound Regional Transportation
Authority Sales & Use Tax Revenue (JP Morgan
PUTTERs, Series 2643Z),
0.180%, VRD[2,3]	$5,000,000	$5,000,000
King County (Multi Modal Ltd. Tax Sewer), Series B,
0.140%, VRD	5,400,000	5,400,000
King County Sewer Revenue (Junior Lien),
Series A,
0.200%, VRD	32,900,000	32,900,000
Series B,
0.190%, VRD	21,950,000	21,950,000
Washington Health Care Facilities Authority Revenue
(Multicare Health Systems), Series D,
0.170%, VRD	11,600,000	11,600,000
Washington Higher Education Facilities Authority
Revenue Refunding (St. Martins University Project),
0.180%, VRD	8,425,000	8,425,000
Washington Housing Finance Commission Nonprofit
Revenue (YMCA Tacoma-Pierce County Project),
0.160%, VRD	9,240,000	9,240,000
		94,515,000
West Virginia—0.18%
West Virginia Economic Development Authority
Pollution Control Revenue Refunding (Ohio Power
Co. - Kammer), Series B,
0.150%, VRD	7,100,000	7,100,000
Wisconsin—1.03%
Wisconsin Center District Tax Revenue, Series A,
0.180%, VRD	10,000,000	10,000,000
Wisconsin Health & Educational Facilities Authority
Revenue (Wheaton Franciscan Services), Series B,
0.170%, VRD	22,240,000	22,240,000
Wisconsin Health & Educational Facilities Authority
Revenue (Wheaton Franciscan System),
0.160%, VRD	8,000,000	8,000,000
		40,240,000

55

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Wyoming—0.26%
Sweetwater County Pollution Control Revenue
Refunding (PacifiCorp Project), Series A,
0.170%, VRD	$10,000,000	$10,000,000
Total municipal bonds and notes (cost—$3,425,308,766)		3,425,308,766
Tax-exempt commercial paper—13.12%
California—0.15%
California State Health Facilities Financing,
Series B-2, Subseries 1
0.130%, due 07/18/12	6,000,000	6,000,000
Connecticut—0.51%
Yale University,
0.150%, due 07/13/12	10,000,000	10,000,000
0.150%, due 08/10/12	10,000,000	10,000,000
		20,000,000
Florida—0.11%
Florida Local Government,
0.180%, due 07/11/12	4,500,000	4,500,000
Georgia—0.25%
Emory University,
0.170%, due 09/20/12	9,965,000	9,965,000
Illinois—0.49%
Illinois Educational Facilities Authority Revenue,
0.180%, due 07/12/12	19,168,000	19,168,000
Kentucky—1.28%
Pendleton County Multi-County Lease Revenue
(Associated Counties Leasing Program),
0.520%, due 08/01/12	50,000,000	50,000,000
Maryland—2.20%
Johns Hopkins University,
0.150%, due 07/02/12	1,624,000	1,624,000
0.160%, due 08/01/12	20,000,000	20,000,000
0.150%, due 08/06/12	20,714,000	20,714,000
0.150%, due 08/07/12	16,929,000	16,929,000
0.160%, due 09/06/12	6,376,000	6,376,000
0.170%, due 09/17/12	15,000,000	15,000,000

56

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(continued)
Maryland—(concluded)
Montgomery County,
0.230%, due 08/10/12	$5,600,000	$5,600,000
		86,243,000
Minnesota—1.25%
Mayo Clinic,
0.140%, due 08/21/12	30,000,000	30,000,000
0.220%, due 09/13/12	18,900,000	18,900,000
		48,900,000
Missouri—0.48%
Curators University,
0.160%, due 07/09/12	4,000,000	4,000,000
0.160%, due 08/03/12	15,000,000	15,000,000
		19,000,000
New Jersey—0.26%
Keystone Energy Service Co.
0.600%, due 07/03/12	10,000,000	10,000,000
New York—0.91%
Metropolitan Transportation Authority,
0.160%, due 08/06/12	10,000,000	10,000,000
0.170%, due 10/03/12	12,500,000	12,500,000
New York State Power Authority,
0.160%, due 08/06/12	13,000,000	13,000,000
		35,500,000
Ohio—0.26%
Cleveland Clinic,
0.190%, due 09/06/12	10,000,000	10,000,000
Tennessee—0.67%
Vanderbilt University,
0.200%, due 02/05/13	12,000,000	12,000,000
0.190%, due 02/20/13	14,205,000	14,205,000
		26,205,000
Texas—3.71%
Harris County,
0.180%, due 09/04/12	18,395,000	18,395,000

57

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
Texas—(concluded)
Methodist Hospital,
0.280%, due 08/06/12	$27,000,000	$27,000,000
0.220%, due 12/05/12	8,000,000	8,000,000
State of Texas,
0.170%, due 08/30/12	13,000,000	13,000,000
University of Texas,
0.150%, due 08/01/12	22,896,000	22,896,000
0.150%, due 08/06/12	10,000,000	10,000,000
0.150%, due 08/07/12	8,629,000	8,629,000
0.150%, due 08/08/12	17,150,000	17,150,000
0.160%, due 09/06/12	20,500,000	20,500,000
		145,570,000
Virginia—0.26%
University of Virginia,
0.150%, due 08/09/12	10,000,000	10,000,000
Washington—0.20%
University of Washington,
0.170%, due 12/03/12	8,000,000	8,000,000
Wisconsin—0.13%
City of Milwaukee,
0.200%, due 07/26/12	5,000,000	5,000,000
Total tax-exempt commercial paper (cost—$514,051,000)		514,051,000
Total investments (cost—$3,939,359,766
which approximates cost for federal income
tax purposes)—100.51%		3,939,359,766
Liabilities in excess of other assets—(0.51)%		(20,049,126)
Net assets (applicable to 3,919,988,237
shares of common stock outstanding
equivalent to $1.00 per share)—100.00%		$3,919,310,640

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 78.

58

UBS RMA Tax-Free Fund Inc.
Statement of net assets—June 30, 2012

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds
and notes	$—	$3,425,308,766	$—	$3,425,308,766
Tax-exempt
commercial paper	—	514,051,000	—	514,051,000
Total	$—	$3,939,359,766	$—	$3,939,359,766

Portfolio footnotes
1 Security subject to Alternative Minimum Tax.
2 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.82% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
3 The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

See accompanying notes to financial statements
59

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—90.14%
California Educational Facilities Authority Revenue
(California Institute of Technology), Series B,
0.140%, VRD	$10,750,000	$10,750,000
California Educational Facilities Authority Revenue
Refunding (Stanford University),
Series L-5,
0.140%, VRD	7,000,000	7,000,000
Series L-6,
0.140%, VRD	6,500,000	6,500,000
California Educational Facilities Authority Revenue
(University of Southern California), Series A
(Barclays Capital Municipal Trust Receipts
Series 11B),
0.160%, VRD[1,2]	5,200,000	5,200,000
California Educational Facilities Authority Revenue
(Wells Fargo Stage Trust Floater Certificates),
Series 42C,
0.190%, VRD[1,2]	10,070,000	10,070,000
California Health Facilities Financing Authority
Revenue (Adventist Health Systems),
Series A,
0.140%, VRD	6,000,000	6,000,000
0.130%, VRD	19,220,000	19,220,000
Series B,
0.140%, VRD	11,200,000	11,200,000
California Health Facilities Financing Authority
Revenue (Catholic Healthcare), Series C,
0.120%, VRD	11,000,000	11,000,000
California Health Facilities Financing Authority
Revenue Refunding (Stanford Hospital), Series B-1,
0.150%, VRD	38,200,000	38,200,000

60

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
California Health Facilities Financing Authority
Revenue (Scripps Health),
Series B,
0.150%, VRD	$1,800,000	$1,800,000
0.100%, VRD	9,075,000	9,075,000
Series C,
0.110%, VRD	26,400,000	26,400,000
Series F,
0.120%, VRD	5,035,000	5,035,000
California Health Facilities Financing Authority
Revenue (St. Joseph Health Systems),
Series B,
0.130%, VRD	10,410,000	10,410,000
Series C,
0.130%, VRD	16,865,000	16,865,000
California Housing Finance Agency Revenue
(Home Mortgage), Series H,
0.200%, VRD[3]	10,500,000	10,500,000
California Infrastructure & Economic Development
Bank Revenue (California Academy), Series E,
0.140%, VRD	7,050,000	7,050,000
California Infrastructure & Economic Development
Bank Revenue (Jewish Community Center),
Series A,
0.280%, VRD	28,765,000	28,765,000
California Infrastructure & Economic Development
Bank Revenue (JSerra Catholic High School
Project), Series B,
0.130%, VRD	18,265,000	18,265,000
California Infrastructure & Economic Development
Bank Revenue Refunding (Los Angeles County
Museum of Natural History Foundation), Series B,
0.140%, VRD	10,065,000	10,065,000
California Municipal Finance Authority Revenue
(Chevron USA - Recovery Zone Bonds), Series B,
0.130%, VRD	17,850,000	17,850,000

61

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
California Pollution Control Financing Authority
Pollution Control Revenue Refunding
(Exxon Project),
0.100%, VRD	$8,800,000	$8,800,000
California Pollution Control Financing Authority
Pollution Control Revenue Refunding
(ExxonMobil Project),
0.100%, VRD	15,150,000	15,150,000
California State Economic Recovery,
Series C-3,
0.200%, VRD	1,400,000	1,400,000
Series C-4,
0.140%, VRD	10,385,000	10,385,000
Series C-5,
0.190%, VRD	11,955,000	11,955,000
California State Enterprise Development Authority
Revenue (Robert Louis Stevenson School),
0.150%, VRD	7,650,000	7,650,000
California State,
Series A-1,
0.160%, VRD	2,000,000	2,000,000
Series A, Subseries A1-1,
0.160%, VRD	26,200,000	26,200,000
Series A, Subseries A1-2,
0.150%, VRD	10,000,000	10,000,000
California Statewide Communities Development
Authority Multi-Family Housing Revenue
(Ridgeway Apartments), Series K (FHLMC Insured),
0.160%, VRD	6,935,000	6,935,000
California Statewide Communities Development
Authority Revenue (Health Facilities Community
Hospital of Monterey Peninsula), Series B,
0.150%, VRD	2,000,000	2,000,000
California Statewide Communities Development
Authority Revenue (John Muir Health), Series C,
0.140%, VRD	2,600,000	2,600,000

62

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
California Statewide Communities Development
Authority Revenue (University of San Diego),
0.170%, VRD	$10,000,000	$10,000,000
California Statewide Communities Development
Authority (Robert Louis Stevenson),
0.150%, VRD	6,000,000	6,000,000
City of Los Angeles, Series A
2.000%, due 02/28/13	8,000,000	8,092,080
Bay Area Toll Authority Toll Bridge Revenue
(Bay Area), Series A,
0.110%, VRD	14,865,000	14,865,000
Bay Area Toll Authority Toll Bridge Revenue
(Citigroup Eagle Class A Certificates 20080056),
0.200%, VRD[1,2]	4,730,000	4,730,000
Bay Area Toll Authority Toll Bridge Revenue
(San Francisco Bay Area), Series F (Bank of
America Austin Certificates, Series 2008-1058),
0.300%, VRD[1,2]	6,750,000	6,750,000
Contra Costa County Multi-Family Housing Revenue
Refunding (Delta Square Apartments Project)
Series H (FNMA Insured),
0.160%, VRD	10,655,000	10,655,000
East Bay Municipal Utility District Water Systems
Revenue (Citigroup Eagle Class A Certificates
20070069) (AGM-CR FGIC Insured),
0.180%, VRD[1,2]	15,000,000	15,000,000
Elsinore Valley Municipal Water District Certificates of
Participation Refunding, Series B,
0.150%, VRD	2,760,000	2,760,000
Harris County Cultural Education Facilities
Finance Corp. Revenue (Methodist Hospital),
Subseries C-2,
0.160%, VRD	6,400,000	6,400,000
Irvine Improvement Bond Act 1915
(Assessment District 87-8),
0.160%, VRD	15,750,000	15,750,000

63

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Irvine Improvement Bond Act 1915
(Assessment District 97-16),
0.160%, VRD	$3,037,000	$3,037,000
Irvine Improvement Bond Act 1915
(Reassessment District No. 85-7), Series A,
0.140%, VRD	5,880,000	5,880,000
Irvine Ranch Water District
0.150%, VRD	5,000,000	5,000,000
Irvine Unified School District, Series A
0.130%, VRD	15,400,000	15,400,000
Livermore Redevelopment Agency Multi-Family
Revenue Refunding (Housing Livermore),
Series A (FNMA Insured),
0.140%, VRD	10,000,000	10,000,000
Los Angeles County, Series B
2.000%, due 03/29/13	10,000,000	10,134,000
Los Angeles Wastewater Systems Revenue Refunding,
Series A (Barclays Capital Municipal Trust Receipts
Series 2W),
0.170%, VRD[1,2]	3,750,000	3,750,000
Manteca Redevelopment Agency Tax Allocation
Refunding (Sub-Amended Merged Project),
0.150%, VRD	3,380,000	3,380,000
Martinez Multi-Family Housing Revenue Refunding
(Muirwood Garden Apartments), Series A
(FNMA Insured),
0.170%, VRD	6,800,000	6,800,000
Metropolitan Water District Southern California
Refunding (Special), Series A,
0.100%, VRD	23,640,000	23,640,000
Metropolitan Water District Southern California
Refunding, Series A-1,
0.120%, VRD	4,250,000	4,250,000
Metropolitan Water District Southern California
Waterworks Revenue (Citigroup Eagle Class A
Certificates 20070071),
0.180%, VRD[1,2]	15,000,000	15,000,000

64

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Metropolitan Water District Southern California
Waterworks Revenue Refunding, Series A-2,
0.120%, VRD	$8,655,000	$8,655,000
Modesto Water Revenue Certificates of Participation
Refunding, Series A,
0.150%, VRD	9,950,000	9,950,000
Newport Beach Revenue Refunding (Hoag Memorial
Hospital), Series E,
0.150%, VRD	12,500,000	12,500,000
North Carolina Capital Facilities Finance Agency
Educational Facilities Revenue (Wake Forest
University), Series B,
0.120%, VRD	1,100,000	1,100,000
Orange County Apartment Development Revenue
Refunding (Villas La Paz), Series F (FNMA Insured),
0.200%, VRD	14,230,000	14,230,000
Orange County Apartment Development Revenue
Refunding (WLCO LF Issue G), Series 3
(FNMA Insured),
0.150%, VRD	6,300,000	6,300,000
Orange County Sanitation District Certificates of
Participation (JP Morgan PUTTERs, Series 2529Z),
(AGM Insured),
0.180%, VRD[1,2]	1,075,000	1,075,000
Orange County Water District Revenue
Certificates of Participation, Series A,
0.180%, VRD	6,815,000	6,815,000
Puerto Rico Commonwealth Highway &
Transportation Authority Transportation
Revenue, Series A,
0.150%, VRD	3,200,000	3,200,000
Sacramento Municipal Utility District, Series L
0.140%, VRD	4,000,000	4,000,000
San Bernardino County, Series A
2.000%, due 06/28/13	6,000,000	6,105,960

65

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
San Bernardino County Multi-Family Revenue
Refunding (Housing Evergreen Apartments),
Series A (FNMA Insured),
0.140%, VRD	$16,600,000	$16,600,000
San Bernardino County Multi-Family Revenue
Refunding (Housing Mortgage—Mountain View),
Series A (FNMA Insured),
0.150%, VRD	3,650,000	3,650,000
San Diego County Regional Transportation
Commission Sales Tax Revenue (Limited Tax),
Series A,
0.150%, VRD	25,945,000	25,945,000
Series B,
0.120%, VRD	1,435,000	1,435,000
Santa Clara County Financing Authority Revenue
(El Camino Hospital), Series A,
0.150%, VRD	8,900,000	8,900,000
Santa Clara Unified School District
2.000%, due 06/28/13	10,000,000	10,176,600
Santa Clara Valley Transportation Authority Sales
Tax Revenue Refunding, Series B,
0.110%, VRD	23,350,000	23,350,000
Series C,
0.140%, VRD	8,560,000	8,560,000
Sequoia Union High School District (JP Morgan
PUTTERs, Series 2478Z) (AGM Insured),
0.180%, VRD[1,2]	1,500,000	1,500,000
Sequoia Union High School District (Morgan Stanley
Floater Certificates), Series 2160 (AGM Insured),
0.230%, VRD[1,2]	4,110,000	4,110,000
South Placer Wastewater Authority Wastewater
Revenue Refunding, Series A,
0.140%, VRD	10,200,000	10,200,000

66

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(concluded)
State Center Community College District (JP Morgan
PUTTERs, Series 1972) (AGM Insured),
0.180%, VRD[1,2]	$3,685,000	$3,685,000
University of Texas University Revenues (Financing
Systems), Series B,
0.120%, VRD	3,235,000	3,235,000
0.110%, VRD	1,000,000	1,000,000
Valdez Marine Terminal Revenue Refunding (Exxon
Pipeline Co. Project), Series B,
0.130%, VRD	9,785,000	9,785,000
Total municipal bonds and notes (cost—$805,630,640)		805,630,640
Tax-exempt commercial paper—11.29%
California Health Facilities Financing Authority
Revenue Refunding (Stanford Hospital),
Series B-2, Subseries 1,
0.130%, due 07/18/12	6,000,000	6,000,000
Series B-2, Subseries 2,
0.170%, due 12/05/12	8,000,000	8,000,000
Los Angeles Department of Water & Power
0.160%, due 08/09/12	10,000,000	10,000,000
0.170%, due 09/10/12	5,000,000	5,000,000
Los Angeles County Capital Asset Lease,
0.180%, due 08/13/12	12,000,000	12,000,000
Los Angeles County Metropolitan Transportation,
0.150%, due 07/06/12	2,500,000	2,500,000
0.170%, due 07/06/12	4,224,000	4,224,000
Orange County Teeter Plan,
0.180%, due 07/10/12	10,000,000	10,000,000
Riverside County Teeter Plan,
0.210%, due 08/06/12	18,207,000	18,207,000
Sacramento Municipal Utility District,
0.200%, due 08/09/12	10,000,000	10,000,000

67

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Tax-exempt commercial paper—(concluded)
Santa Clara County Teeter Plan,
0.200%, due 08/02/12	$15,000,000	$15,000,000
Total tax-exempt commercial paper (cost—$100,931,000)		100,931,000
Total investments (cost — $906,561,640
which approximates cost for federal
income tax purposes) — 101.43%		906,561,640
Liabilities in excess of other assets — (1.43)%		(12,785,501)
Net assets (applicable to 894,177,341
shares of beneficial interest outstanding
equivalent to $1.00 per share) — 100.00%		$893,776,139

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 78.

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments.

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds
and notes	$—	$805,630,640	$—	$805,630,640
Tax-exempt
commercial paper	—	100,931,000	—	100,931,000
Total	$—	$906,561,640	$—	$906,561,640

68

UBS RMA California Municipal Money Fund
Statement of net assets—June 30, 2012

Portfolio footnotes
1	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 7.93% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
2	The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).
3	Security subject to Alternative Minimum Tax.

See accompanying notes to financial statements
69

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—90.26%
New York State Dormitory Authority Revenue Non-State
Supported Debt (Blythedale Childrens Hospital),
0.180%, VRD	$8,500,000	$8,500,000
New York State Dormitory Authority Revenue Non-State
Supported Debt (Catholic Health System),
0.190%, VRD	2,410,000	2,410,000
New York State Dormitory Authority Revenue Non-State
Supported Debt (Northern Westchester Association),
0.150%, VRD	2,890,000	2,890,000
New York State Dormitory Authority Revenue
Non-State Supported Debt (Rockefeller University),
Series A,
0.170%, VRD	4,000,000	4,000,000
0.180%, VRD	2,650,000	2,650,000
Series A-2,
0.180%, VRD	2,400,000	2,400,000
New York State Dormitory Authority Revenue Non-State
Supported Debt (Columbia University), Series A,
0.150%, VRD	5,600,000	5,600,000
New York State Dormitory Authority Revenue
Non-State Supported Debt (Local Secured), Series A,
0.180%, VRD	10,035,000	10,035,000
New York State Dormitory Authority Revenue
(Columbia University), Series B,
0.130%, VRD	6,850,000	6,850,000
New York State Dormitory Authority Revenue
(Rockefeller University), Series A,
0.160%, VRD	8,100,000	8,100,000
New York State Dormitory Authority Revenue State
Supported Debt (City University), Series D,
0.150%, VRD	16,900,000	16,900,000
New York State Dormitory Authority Revenue State
Supported Debt (Cornell University), Series A,
0.160%, VRD	6,670,000	6,670,000

70

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
New York State Dormitory Authority Revenue State
Supported Debt (New York Public Library),
Series A,
0.160%, VRD	$10,210,000	$10,210,000
Series B,
0.160%, VRD	210,000	210,000
New York State Dormitory Authority Revenue State
Supported Debt (University of Rochester), Series B,
0.170%, VRD	14,090,000	14,090,000
New York State Dormitory Authority Revenue
(Wagner College),
0.150%, VRD	3,010,000	3,010,000
New York State Dormitory Authority State Personal
Income Tax Revenue, Series F (JP Morgan PUTTERs,
Series 3239),
0.180%, VRD[1,2]	3,600,000	3,600,000
New York State Environmental Facilities Corp. State
Personal Income Tax Revenue (JP Morgan PUTTERs,
Series 2666),
0.180%, VRD[1,2]	3,185,000	3,185,000
New York State Housing Finance Agency Revenue
(20 River Terrace Housing), Series A (FNMA Insured),
0.170%, VRD	14,000,000	14,000,000
New York State Housing Finance Agency Revenue
(316 11th Avenue Housing), Series A (FNMA Insured),
0.170%, VRD	21,075,000	21,075,000
New York State Housing Finance Agency Revenue
(North End), Series A (FNMA Insured),
0.170%, VRD	9,600,000	9,600,000
New York State Housing Finance Agency Revenue
(West 37th Street Housing),
Series A,
0.180%, VRD	4,200,000	4,200,000
Series B,
0.180%, VRD	15,700,000	15,700,000

71

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
New York State Thruway Authority General Revenue
Bond Anticipation Notes, Series A,
2.000%, due 07/12/12	$7,000,000	$7,003,458
New York State Urban Development Corp. Revenue
State Personal Income Tax, Series B, (Barclays
Capital Municipal Trust Receipts, Series 6W),
0.170%, VRD[1,2]	6,835,000	6,835,000
Amherst Development Corp. Student Housing
Facility Revenue (UBF Faculty-Student Housing
Corp.), Series B,
0.170%, VRD	5,880,000	5,880,000
Brewster Central School District
1.500%, due 02/01/13	5,000,000	5,035,985
Buffalo Municipal Water Finance Authority Water
Systems Revenue Refunding,
0.160%, VRD	7,700,000	7,700,000
Chemung County Industrial Development Agency Civic
Facilities Revenue (Elmira College Project), Series A,
0.190%, VRD	4,890,000	4,890,000
Dutchess County Industrial Development Agency Civic
Facilities Revenue (Marist College), Series A,
0.190%, VRD	5,830,000	5,830,000
0.160%, VRD	1,145,000	1,145,000
Dutchess County Industrial Development Agency Civic
Facilities Revenue (Trinity-Pawling School Corp.),
0.170%, VRD	1,800,000	1,800,000
East Baton Rouge Parish Industrial Development Board,
Inc., Revenue (ExxonMobil Project), Series B,
0.140%, VRD	1,600,000	1,600,000
Erie County Industrial Development Agency Civic
Facilities Revenue (Our Lady of Victory Corp.), Series A,
0.190%, VRD	9,290,000	9,290,000
Harris County Cultural Education Facilities Finance
Corp. Revenue (Methodist Hospital), Subseries C-1
0.160%, VRD	6,000,000	6,000,000

72

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Indiana Finance Authority Environmental Revenue
Refunding (Duke Energy, Inc. Project), Series A-4,
0.150%, VRD	$7,200,000	$7,200,000
Livingston County Industrial Development Agency
Civic Facilities Revenue Refunding (Red Jacket/
Nicholas), Series A,
0.180%, VRD	1,858,000	1,858,000
Locust Valley Central School District
1.500%, due 06/20/13	5,000,000	5,054,089
Long Island Power Authority, Series C,
0.140%, VRD	20,000,000	20,000,000
Massachusetts Health & Educational Facilities Authority
Revenue (Harvard University), Series R,
0.100%, VRD	11,600,000	11,600,000
Monroe County Industrial Development Agency Civic
Facility Revenue (Rochester Presbyterian Project),
0.190%, VRD	7,130,000	7,130,000
New York City Health & Hospital Corp. Revenue
(Health Systems), Series C,
0.140%, VRD	2,000,000	2,000,000
New York City Housing Development Corp.
Multi-Family Mortgage Revenue (201 Pearl Street
Development), Series A (FNMA Insured),
0.170%, VRD	5,000,000	5,000,000
New York City Housing Development Corp.
Multi-Family Mortgage Revenue (Marseilles
Apartments), Series A,
0.200%, VRD	2,055,000	2,055,000
New York City Housing Development Corp.
Multi-Family Mortgage Revenue (The Crest), Series A,
0.210%, VRD	31,255,000	31,255,000
New York City Housing Development Corp.
Multi-Family Rental Housing (Queenswood
Apartments), Series A (FHLMC Insured),
0.130%, VRD	6,765,000	6,765,000

73

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
New York City Housing Development Corp.
Multi-Family Rental Housing Revenue (2 Gold
Street), Series A (FNMA Insured),
0.170%, VRD	$11,100,000	$11,100,000
New York City Housing Development Corp.
Multi-Family Rental Housing Revenue (Royal
Properties), Series A (FNMA Insured),
0.130%, VRD	2,200,000	2,200,000
New York City Industrial Development Agency Civic
Facility Revenue (Abraham Joshua Heschel Project),
0.160%, VRD	5,695,000	5,695,000
New York City Industrial Development Agency Civic
Facility Revenue (Jamaica First Parking LLC Project),
0.170%, VRD	3,835,000	3,835,000
New York City Industrial Development Agency Civic
Facility Revenue (New York Psychotherapy),
0.170%, VRD	2,715,000	2,715,000
New York City Municipal Finance Authority Water &
Sewer Systems Revenue (Second General
Fiscal 2008), Series BB-5,
0.150%, VRD	22,125,000	22,125,000
New York City Municipal Water Finance Authority Water
& Sewer Revenue (JP Morgan PUTTERs, Series 2559),
0.180%, VRD[1,2]	1,775,000	1,775,000
New York City Municipal Water Finance Authority
Water & Sewer System Revenue, Series C,
0.170%, VRD	5,000,000	5,000,000
New York City Municipal Water Finance Authority
Water & Sewer System Revenue,
Series D, (JP Morgan PUTTERs, Series 3240),
0.180%, VRD[1,2]	1,600,000	1,600,000
New York City Transitional Finance Authority
(New York City Recovery),
Series 3, Subseries 3-B,
0.140%, VRD	18,150,000	18,150,000
Series 3, Subseries 3-F,
0.170%, VRD	24,595,000	24,595,000

74

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
New York City Trust for Cultural Resources Revenue
(Lincoln Center of Arts), Series B-1,
0.160%, VRD	$5,300,000	$5,300,000
New York City Trust for Cultural Resources Revenue
(Metropolitan Museum of Art), Series A1,
0.180%, VRD	11,900,000	11,900,000
New York City Trust for Cultural Resources Revenue
Refunding (American Museum of Natural History),
Series A1,
0.200%, VRD	5,000,000	5,000,000
Series A2,
0.170%, VRD	10,000,000	10,000,000
Series B-1,
0.130%, VRD	5,000,000	5,000,000
New York City,
Subseries G-4,
0.130%, VRD	8,900,000	8,900,000
Subseries G-7,
0.130%, VRD	700,000	700,000
Subseries H-2,
0.140%, VRD	150,000	150,000
Subseries L-4,
0.120%, VRD	15,450,000	15,450,000
Subseries L-6,
0.140%, VRD	19,040,000	19,040,000
Onondaga County Industrial Development Agency Civic
Facilities Revenue (Syracuse Home Association Project),
0.190%, VRD	5,975,000	5,975,000
Puerto Rico Commonwealth Highway & Transportation
Authority Transportation Revenue, Series A,
0.150%, VRD	9,800,000	9,800,000
Puerto Rico Commonwealth Refunding (Public
Improvement), Series C-S-2, (AGM Insured),
0.170%, VRD	6,000,000	6,000,000

75

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Municipal bonds and notes—(concluded)
Syracuse Industrial Development Agency Civic Facility
Revenue (Syracuse University Project), Series A-2,
0.160%, VRD	$5,300,000	$5,300,000
Syracuse Industrial Development Agency Civic Facility
Revenue (Syracuse University), Series A,
0.150%, VRD	8,000,000	8,000,000
Tarrytowns Union Free School District Bond Anticipation
Notes (School Building Improvements),
1.500%, due 08/10/12	7,245,000	7,254,067
Tompkins County Industrial Development Agency
Revenue (Care Community Kendal Ithaca), Series B,
0.240%, VRD	3,650,000	3,650,000
Tompkins County Industrial Development Agency
Revenue Civic Facilities (Cornell University), Series A,
0.140%, VRD	9,350,000	9,350,000
Town of Brookhaven,
1.000%, due 09/28/12	6,000,000	6,008,710
Town of North Hempstead, Series B,
1.000%, due 06/07/13	7,000,000	7,049,244
Triborough Bridge & Tunnel Authority Revenues,
Series A-3,
0.130%, VRD	10,000,000	10,000,000
Series B-2C,
0.130%, VRD	12,000,000	12,000,000
Series B-3,
0.130%, VRD	17,800,000	17,800,000
Westchester County Industrial Development Agency Civic
Facilities Revenue (Mercy College Project), Series B,
0.160%, VRD	7,140,000	7,140,000
Total municipal bonds and notes (cost—$634,368,553)		634,368,553
Tax-exempt commercial paper—9.66%
Metropolitan Transportation Authority,
0.160%, due 08/06/12	12,000,000	12,000,000
0.200%, due 08/10/12	16,000,000	16,000,000
0.170%, due 10/03/12	5,000,000	5,000,000

76

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

	Face amount	Value
Tax-exempt commercial paper—(concluded)
New York State Dormitory Authority (Columbia University),
0.150%, due 08/07/12	$9,695,000	$9,695,000
New York State Power Authority,
0.190%, due 07/13/12	12,797,000	12,797,000
0.150%, due 08/06/12	5,000,000	5,000,000
0.160%, due 08/06/12	7,446,000	7,446,000
Total tax-exempt commercial paper (cost—$67,938,000)		67,938,000
Total investments (cost — $702,306,553
which approximates cost for federal
income tax purposes) — 99.92%		702,306,553
Other assets in excess of liabilities — 0.08%		535,242
Net assets (applicable to 702,906,848
shares of beneficial interest outstanding
equivalent to $1.00 per share) — 100.00%		$702,841,795

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 78.

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments.

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and
notes	$—	$634,368,553	$—	$634,368,553
Tax-exempt
commercial paper	—	67,938,000	—	67,938,000
Total	$—	$702,306,553	$—	$702,306,553

77

UBS RMA New York Municipal Money Fund
Statement of net assets—June 30, 2012

Portfolio footnotes
1	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.42% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
2	The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio acronyms
AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
CCAO	County Commissioners Association of Ohio
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GTD	Guaranteed
NATL-RE	National Reinsurance
PSF	Permanent School Fund
PUTTERs	Puttable Tax-Exempt Receipts
ROCS	Reset Option Certificates
SCSDE	South Carolina School District Enhancement
TIPS

Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2012 and reset periodically.

See accompanying notes to financial statements
78

This page intentionally left blank.

79

UBS RMA
Statement of operations

For the year ended June 30, 2012
Money Market Portfolio
Investment income:
Interest	$28,975,522
Securities lending income (includes $697; $0; $0;
$0 and $0, respectively earned from an affiliated entity)	5,269
28,980,791
Expenses:
Investment advisory and administration fees	52,308,253
Service fees	23,497,505
Transfer agency and related services fees	6,480,468
Custody and accounting fees	1,923,869
Reports and notices to shareholders	453,078
State registration fees	298,053
Insurance fees	286,726
Directors’/Trustees’ fees	162,317
Professional fees	137,797
Interest expense	—
Other expenses	122,874
85,670,940
Fee waivers and/or expense reimbursements
by investment advisor/administrator/distributor	(58,262,642)
Net expenses	27,408,298
Net investment income	1,572,493
Net realized gains	8,433
Net increase in net assets resulting from operations	$1,580,926

See accompanying notes to financial statements
80

For the year ended June 30, 2012
U.S. Government Portfolio	Tax-Free Fund	California Municipal Money Fund	New York Municipal Money Fund

$4,841,579	$6,387,413	$1,254,775	$1,091,606

—	—	—	—
4,841,579	6,387,413	1,254,775	1,091,606

14,826,149	15,738,236	3,820,975	3,162,918
6,448,223	6,352,942	1,395,213	1,108,346
533,847	1,273,934	216,225	194,656
526,891	517,206	113,601	90,589
34,742	104,388	14,480	13,300
74,347	75,377	29,665	24,833
77,754	81,205	17,549	15,522
54,922	52,839	23,020	21,266
130,386	137,013	124,192	123,796
—	6,974	4,085	—
59,382	96,930	48,572	45,963
22,766,643	24,437,044	5,807,577	4,801,189

(18,356,607)	(18,474,816)	(4,646,205)	(3,783,761)
4,410,036	5,962,228	1,161,372	1,017,428
431,543	425,185	93,403	74,178
38,695	57,642	11,930	59,706
$470,238	$482,827	$105,333	$133,884

See accompanying notes to financial statements
81

UBS RMA
Statement of changes in net assets

	For the years ended June 30,
	2012	2011
UBS RMA Money Market Portfolio
From operations:
Net investment income	$1,572,493	$1,479,899
Net realized gain	8,433	32,206
Net increase in net assets resulting from
operations	1,580,926	1,512,105
Dividends and distributions to
shareholders from:
Net investment income	(1,572,493)	(1,479,899)
Net realized gains	—	(510,365)
Total dividends and distributions to shareholders	(1,572,493)	(1,990,264)
Net increase (decrease) in net assets
from capital share transactions	(2,346,584,904)	987,603,236
Net increase (decrease) in net assets	(2,346,576,471)	987,125,077
Net assets:
Beginning of year	15,378,665,786	14,391,540,709
End of year	$13,032,089,315	$15,378,665,786
Accumulated undistributed net
investment income	$—	$—

UBS RMA U.S. Government Portfolio
From operations:
Net investment income	$431,543	$358,356
Net realized gain	38,695	14,172
Net increase in net assets resulting from
operations	470,238	372,528
Dividends and distributions to
shareholders from:
Net investment income	(431,543)	(358,356)
Net realized gains	(15,522)	(16,235)
Total dividends and distributions to shareholders	(447,065)	(374,591)
Net increase in net assets from capital
share transactions	138,218,947	17,599,414
Net increase in net assets	138,242,120	17,597,351
Net assets:
Beginning of year	3,643,896,178	3,626,298,827
End of year	$3,782,138,298	$3,643,896,178
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements
82

UBS RMA
Statement of changes in net assets

	For the years ended June 30,
	2012	2011
UBS RMA Tax-Free Fund
From operations:
Net investment income	$425,185	$437,906
Net realized gain	57,642	10,478
Net increase in net assets resulting from
operations	482,827	448,384
Dividends and distributions to
shareholders from:
Net investment income	(425,185)	(437,906)
Net realized gains	(10,478)	(19,989)
Total dividends and distributions to shareholders	(435,663)	(457,895)
Net decrease in net assets from capital
share transactions	(188,950,150)	(325,036,533)
Net decrease in net assets	(188,902,986)	(325,046,044)
Net assets:
Beginning of year	4,108,213,626	4,433,259,670
End of year	$3,919,310,640	$4,108,213,626
Accumulated undistributed net
investment income	$—	$—

UBS RMA California Municipal Money Fund
From operations:
Net investment income	$93,403	$92,979
Net realized gain	11,930	—
Net increase in net assets resulting from
operations	105,333	92,979
Dividends to shareholders from:
Net investment income	(93,403)	(92,979)
Net increase (decrease) in net assets from
beneficial interest transactions	11,209,644	(120,352,674)
Net increase (decrease) in net assets	11,221,574	(120,352,674)
Net assets:
Beginning of year	882,554,565	1,002,907,239
End of year	$893,776,139	$882,554,565
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements
83

UBS RMA
Statement of changes in net assets

	For the years ended June 30,
	2012	2011
UBS RMA New York Municipal Money Fund
From operations:
Net investment income	$74,178	$81,973
Net realized gain	59,706	1,996
Net increase in net assets resulting from
operations	133,884	83,969
Dividends and distributions to
shareholders from:
Net investment income	(74,178)	(81,973)
Net realized gains	(4,584)	(7,181)
Total dividends and distributions to shareholders	(78,762)	(89,154)
Net decrease in net assets from beneficial
interest transactions	(57,562,749)	(103,915,748)
Net decrease in net assets	(57,507,627)	(103,920,933)
Net assets:
Beginning of year	760,349,422	864,270,355
End of year	$702,841,795	$760,349,422
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements
84

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85

UBS RMA Money Market Portfolio
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended June 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	—
Total dividends and distributions	(0.000)[2]
Net asset value, end of year	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.55%
Expenses after fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.17%
Net investment income	0.01%
Supplemental data:
Net assets, end of year (000’s)	$13,032,089

[1]	The investment advisory and administration functions for the Portfolio were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM“) on March 1, 2011. As a result, the Portfolio no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.
[4]	In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the Portfolio was reimbursed in the amount of $877,352 for overcharges related to prior fiscal periods for postage related expenses. The reimbursement represents less than 0.005%.

See accompanying notes to financial statements
86

Years ended June 30,
2011[1]	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.000 [2]	0.000 [2]	0.010	0.036
(0.000)[2]	(0.000)[2]	(0.010)	(0.036)
(0.000)[2]	(0.000)[2]	(0.000)[2]	—
(0.000)[2]	(0.000)[2]	(0.010)	(0.036)
$1.00	$1.00	$1.00	$1.00
0.01%	0.02%	1.06%	3.74%

0.64%	0.70%	0.71%	0.69%

0.26%	0.26%	0.58%	0.56%[4]
0.01%	0.01%	1.02%	3.58%

$15,378,666	$14,391,541	$16,462,503	$16,791,306

See accompanying notes to financial statements
87

UBS RMA U.S. Government Portfolio
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended June 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.000)[2]
Net asset value, end of year	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.53%
Expenses after fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.10%
Net investment income	0.01%
Supplemental data:
Net assets, end of year (000’s)	$3,782,138

[1]	The investment advisory and administration functions for the Portfolio were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM“) on March 1, 2011. As a result, the Portfolio no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.
[4]	The Portfolio was reimbursed by UBS Financial Services Inc. in the amount of $29,175 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements
88

Years ended June 30,
2011[1]	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.000 [2]	0.000 [2]	0.005	0.029
(0.000)[2]	(0.000)[2]	(0.005)	(0.029)
(0.000)[2]	(0.000)[2]	(0.000)[2]	—
(0.000)[2]	(0.000)[2]	(0.005)	(0.029)
$1.00	$1.00	$1.00	$1.00
0.01%	0.02%	0.52%	2.93%

0.54%	0.55%	0.56%	0.58%

0.19%	0.22%	0.53%	0.58%[4]
0.01%	0.01%	0.37%	2.56%

$3,643,896	$3,626,299	$4,662,384	$2,378,477

See accompanying notes to financial statements
89

UBS RMA Tax-Free Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended
June 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.000)[2]
Net asset value, end of year	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.58%
Expenses after fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.14%
Net investment income	0.01%
Supplemental data:
Net assets, end of year (000’s)	$3,919,311

[1]	The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM“) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
[4]	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $49,815 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements
90

Years ended June 30,
2011[1]	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.000 [2]	0.000 [2]	0.007	0.023
(0.000)[2]	(0.000)[2]	(0.007)	(0.023)
(0.000)[2]	(0.000)[2]	(0.000)[2]	—
(0.000)[2]	(0.000)[2]	(0.007)	(0.023)
$1.00	$1.00	$1.00	$1.00
0.01%	0.01%	0.71%	2.35%

0.58%	0.59%	0.60%	0.57%

0.24%	0.27%	0.57%	0.57%[4]
0.01%	0.01%	0.70%	2.21%

$4,108,214	$4,433,260	$5,860,617	$7,442,948

See accompanying notes to financial statements
91

UBS RMA California Municipal Money Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Year ended
June 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	—
Total dividends and distributions	(0.000)[2]
Net asset value, end of year	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.62%
Expenses after fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.12%
Net investment income	0.01%
Supplemental data:
Net assets, end of year (000’s)	$893,776

[1]	The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM“) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
[4]	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $11,143 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements
92

Years ended June 30,
2011[1]	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.000 [2]	0.000 [2]	0.006	0.022
(0.000)[2]	(0.000)[2]	(0.006)	(0.022)
—	(0.000)[2]	(0.000)[2]	(0.000)[2]
(0.000)[2]	(0.000)[2]	(0.006)	(0.022)
$1.00	$1.00	$1.00	$1.00
0.01%	0.02%	0.63%	2.24%

0.63%	0.64%	0.62%	0.59%

0.23%	0.23%	0.54%	0.59%[4]
0.01%	0.01%	0.64%	2.10%

$882,555	$1,002,907	$1,219,094	$1,762,809

See accompanying notes to financial statements
93

UBS RMA New York Municipal Money Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Year ended
June 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.000)[2]
Net asset value, end of year	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.65%
Expenses after fee waivers and/or expense reimbursements by
investment advisor/administrator/distributor	0.14%
Net investment income	0.01%
Supplemental data:
Net assets, end of year (000’s)	$702,842

[1]	The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM“) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
[4]	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $9,385 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements
94

Years ended June 30,
2011[1]	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.000 [2]	0.000 [2]	0.006	0.021
(0.000)[2]	(0.000)[2]	(0.006)	(0.021)
(0.000)[2]	—	(0.000)[2]	—
(0.000)[2]	(0.000)[2]	(0.006)	(0.021)
$1.00	$1.00	$1.00	$1.00
0.01%	0.01%	0.65%	2.23%

0.65%	0.65%	0.63%	0.61%

0.24%	0.24%	0.55%	0.61%[4]
0.01%	0.01%	0.66%	2.03%

$760,349	$864,270	$1,090,124	$1,412,899

See accompanying notes to financial statements
95

UBS RMA
Notes to financial statements

Organization and significant accounting policies
UBS RMA Money Fund Inc. (the “Corporation”) and UBS RMA Tax-Free Fund Inc. (“RMA Tax-Free”) were organized under the laws of Maryland on July 2, 1982 and are registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as open-end management investment companies. RMA Tax-Free is a diversified mutual fund and the Corporation is a series mutual fund and currently has three portfolios, each of which are diversified series: UBS RMA Money Market Portfolio (“Money Market Portfolio”), UBS RMA U.S. Government Portfolio (“U.S. Government Portfolio”) and UBS Retirement Money Fund. The financial statements of UBS Retirement Money Fund are not included herein.

UBS Managed Municipal Trust (“Managed Municipal Trust”) was organized under Massachusetts law by a Declaration of Trust dated November 21, 1986, and is registered with the SEC under the 1940 Act as an open-end management investment company. Managed Municipal Trust currently offers two non-diversified series: UBS RMA California Municipal Money Fund (“RMA California”) and UBS RMA New York Municipal Money Fund (“RMA New York”), and when referred together with Money Market Portfolio, U.S. Government Portfolio, and RMA Tax-Free (collectively, the “Funds”).

Each Trust or Corporation accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

96

UBS RMA
Notes to financial statements

The Funds attempt to maintain a stable net asset value of $1.00 per share; the Funds have adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable them to do so. As with any money market fund, there is no assurance, however, that the Funds will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of each Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

97

UBS RMA
Notes to financial statements

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At June 30, 2012, there were no transfers between Level 1 and Level 2.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and

98

UBS RMA
Notes to financial statements

interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements
Each Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). Money Market Portfolio and U.S. Government Portfolio may engage in repurchase agreements as part of normal investing strategies; the other Funds generally would only engage in repurchase agreement transactions as temporary or defensive investments.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

99

UBS RMA
Notes to financial statements

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Additionally, RMA California and RMA New York follow an investment policy of investing primarily in municipal obligations of one state under normal market conditions. Economic changes affecting each state and certain of its public bodies and municipalities may affect the ability of issuers within each state to pay interest on, or repay principal of, municipal obligations held by each of these Funds.

Investment advisor and administrator and other transactions with affiliates
Each Fund’s Board has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Funds. In accordance with the Advisory

100

UBS RMA
Notes to financial statements

Contract, each Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedules:

Average daily net assets	Annual rate
Money Market Portfolio:
Up to $1 billion	0.450%
In excess of $1 billion up to $1.5 billion	0.415
In excess of $1.5 billion up to $5 billion	0.335
In excess of $5 billion up to $10 billion	0.325
In excess of $10 billion up to $15 billion	0.315
In excess of $15 billion up to $20 billion	0.305
Over $20 billion	0.275 [1]
U.S. Government Portfolio:
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415
In excess of $750 million up to $1.5 billion	0.335
In excess of $1.5 billion up to $5 billion	0.325
In excess of $5 billion up to $10 billion	0.315
In excess of $10 billion up to $15 billion	0.305
In excess of $15 billion up to $20 billion	0.275
Over $20 billion	0.265
RMA Tax-Free:
Up to $1 billion	0.450%
In excess of $1 billion up to $1.5 billion	0.415
In excess of $1.5 billion up to $5 billion	0.335
In excess of $5 billion up to $10 billion	0.325
In excess of $10 billion up to $15 billion	0.315
In excess of $15 billion up to $20 billion	0.305
Over $20 billion	0.275

[1]	UBS Global AM has contractually agreed to cap Money Market Portfolio’s aggregate management and shareholder services fees (paid pursuant to the Portfolio’s shareholder services plan) so that the total of these fees does not exceed 0.50% of the Portfolio’s average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.35% of the Portfolio’s average daily net assets. (UBS Global AM is waiving a portion of its advisory and administration fees to offset the shareholder services fees, and the contractual cap continues for as long as the Portfolio’s shareholder services plan remains in effect). For the year ended June 30, 2012, Money Market Portfolio did not waive any fees under such agreement as it waived significant fees under other undertakings as discussed further below.

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Notes to financial statements

Average daily net assets	Annual rate
RMA California and RMA New York:
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415
In excess of $750 million up to $1.5 billion	0.335
In excess of $1.5 billion up to $5 billion	0.325
Over $5 billion	0.315

At June 30, 2012, the Funds owed UBS Global AM for investment advisory and administration fees, net of fee waivers and/or expense reimbursements as follows:

Money Market Portfolio	$1,612,132
U.S. Government Portfolio	346,691
RMA Tax-Free	402,218
RMA California	64,946
RMA New York	53,748

In addition to the above arrangements, UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. During the year ended June 30, 2012, UBS Global AM voluntarily waived investment advisory and administration fees as follows:

Money Market Portfolio	$34,765,137
U.S. Government Portfolio	11,908,384
RMA Tax-Free	12,121,874
RMA California	3,250,992
RMA New York	2,675,415

Such voluntarily waived amounts are not subject to future recoupment.

The Funds may invest in certain affiliated entities also advised or managed by UBS Global AM. Investments in affiliated entities, if any, for the year ended June 30, 2012 have been included near the end of each Fund’s Statement of net assets.

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Notes to financial statements

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is offered as a cash management option only to mutual funds and certain other accounts managed by UBS Global AM. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as affiliated securities lending income in the Statement of operations.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions, resulting in him being an interested board member of the Funds. The Funds have been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended June 30, 2012, the Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Money Market Portfolio	$10,373,493,647
U.S. Government Portfolio	6,638,640,329
RMA Tax-Free	1,182,155,000
RMA California	462,640,000
RMA New York	356,205,000

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Notes to financial statements

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds’ investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Shareholder service plans
UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of each Fund’s shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the Funds’ shares. Under the shareholder service plans, the Funds pay UBS Global AM (US) a monthly service fee, which is accrued daily and paid monthly at an annual rate of up to 0.15% of each Fund’s average daily net assets for providing certain shareholder services. UBS Global AM (US) has undertaken to waive fees in the event that Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At June 30, 2012, given the impact of voluntary fee waivers, the Funds did not owe UBS Global AM (US) for such service fees. For the year ended June 30, 2012, UBS Global AM (US) voluntarily waived service fees as follows:

Money Market Portfolio	$23,497,505
U.S. Government Portfolio	6,448,223
RMA Tax-Free	6,352,942
RMA California	1,395,213
RMA New York	1,108,346

Such voluntarily waived amounts are not subject to future recoupment.

Transfer agency and related services fees
UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Funds’ transfer agent, and was compensated for these services by BNY Mellon, not the Funds.

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Notes to financial statements

For the year ended June 30, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated services fees as follows:

Money Market Portfolio	$3,924,880
U.S. Government Portfolio	319,166
RMA Tax-Free	790,288
RMA California	134,703
RMA New York	116,755

Securities lending
Each Portfolio may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Funds’ lending agent. At June 30, 2012, the Funds did not have any securities on loan.

Bank line of credit
RMA Tax-Free, RMA California and RMA New York participate with certain other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset

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Notes to financial statements

size of the funds in the Committed Credit Facility. Interest is charged to each Fund based upon prevailing rates in effect at the time of borrowings. For the year ended June 30, 2012, the following Funds had borrowings under the Committed Credit Facility:

	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
RMA Tax-Free	$44,498,102	5	1.128%	$6,974
RMA California	26,112,786	5	1.126	4,085

Other liabilities and components of net assets
At June 30, 2012, the Funds had the following liabilities outstanding:

	Dividends payable	Payable for investments purchased	Other accrued expenses*
Money Market Portfolio	$21,593	$0	$2,320,660
U.S. Government Portfolio	6,246	0	330,716
RMA Tax-Free	6,496	22,332,120	575,593
RMA California	1,457	34,508,640	166,240
RMA New York	1,161	0	151,548

*	Excludes investment advisory and administration and service fees.

At June 30, 2012, the components of net assets for each of the Funds were as follows:

	Accumulated paid in capital	Accumulated net realized gain	Total net assets
Money Market
Portfolio	$13,031,951,316	$137,999	$13,032,089,315
U.S. Government
Portfolio	3,782,121,834	16,464	3,782,138,298
RMA Tax-Free	3,919,249,040	61,600	3,919,310,640
RMA California	893,739,256	36,883	893,776,139
RMA New York	702,753,257	88,538	702,841,795

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Notes to financial statements

Capital share transactions
There are 60 billion $0.001 par value shares of common stock authorized for Money Market Portfolio, 10 billion $0.001 par value shares of common stock authorized for U.S. Government Portfolio and 20 billion $0.001 par value shares of common stock authorized for RMA Tax-Free. Transactions in capital shares, at $1.00 per share, were as follows:

For the year ended June 30, 2012:	Money Market Portfolio	U.S. Government Portfolio	RMA Tax-Free
Shares sold	131,800,998,941	30,984,989,684	23,570,297,443
Shares repurchased	(134,149,075,423)	(30,847,204,428)	(23,759,669,866)
Dividends reinvested	1,491,578	433,691	422,273
Net increase (decrease)
in shares outstanding	(2,346,584,904)	138,218,947	(188,950,150)

For the year ended June 30, 2011:	Money Market Portfolio	U.S. Government Portfolio	RMA Tax-Free
Shares sold	138,735,842,090	24,967,559,547	26,645,983,816
Shares repurchased	(137,750,138,350)	(24,950,324,001)	(26,971,462,981)
Dividends reinvested	1,899,496	363,868	442,632
Net increase (decrease) in
shares outstanding	987,603,236	17,599,414	(325,036,533)

Beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for RMA California and RMA New York. Transactions in shares of beneficial interest, at $1.00 per share were as follows:

For the year ended June 30, 2012:	RMA California	RMA New York
Shares sold	4,721,406,705	3,723,693,871
Shares repurchased	(4,710,288,074)	(3,781,333,590)
Dividends reinvested	91,013	76,970
Net increase (decrease)
in shares outstanding	11,209,644	(57,562,749)

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UBS RMA
Notes to financial statements

For the year ended June 30, 2011:	RMA California	RMA New York
Shares sold	5,639,659,770	4,906,950,671
Shares repurchased	(5,760,102,529)	(5,010,952,662)
Dividends reinvested	90,085	86,243
Net decrease in
shares outstanding	(120,352,674)	(103,915,748)

Federal tax status
Each Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, net realized capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

The tax character of all distributions paid to shareholders by the Money Market Portfolio and U.S. Government Portfolio during the fiscal years ended June 30, 2012 and June 30, 2011 was ordinary income. The tax character of all distributions paid to shareholders by RMA Tax-Free, RMA California and RMA New York during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

For the year ended June 30, 2012	RMA Tax-Free	RMA California	RMA New York
Tax-exempt income	$424,036	$93,403	$74,178
Ordinary income	8,608	—	—
Long-term capital gains	3,019	—	4,584
Total distributions paid	$435,663	$93,403	$78,762

For the year ended June 30, 2011	RMA Tax-Free	RMA California	RMA New York
Tax-exempt income	$437,906	$92,979	$81,973
Ordinary income	9,494	—	7,181
Long-term capital gains	10,495	—	—
Total distributions paid	$457,895	$92,979	$89,154

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UBS RMA
Notes to financial statements

At June 30, 2012, the components of accumulated earnings on a tax basis for each of the Funds were as follows:

	Ordinary income	Tax-exempt income	Long-term capital gains	Total tax basis accumulated earnings
Money Market Portfolio	$159,592	$—	$—	$159,592
U.S. Government Portfolio	22,710	—	—	22,710
RMA Tax-Free	2,150	10,454	55,492	68,096
RMA California	—	26,411	11,929	38,340
RMA New York	—	32,581	57,118	89,699

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Funds after June 30, 2011, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

As of and during the year ended June 30, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended June 30, 2012, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

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Report of Ernst & Young LLP, independent registered public accounting firm

The Boards of Directors/Trustees and Shareholders of UBS RMA:
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund Inc.
California Municipal Money Fund
New York Municipal Money Fund

We have audited the accompanying statements of net assets of UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio (two of the series comprising UBS RMA Money Fund Inc.); UBS RMA Tax-Free Fund Inc.; and UBS Managed Municipal Trust (comprising, respectively, UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund) (collectively, the “Funds”) as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made

110

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by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund at June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
August 28, 2012

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UBS RMA
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Funds will file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, each Fund discloses, on a monthly basis; (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of each Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Fund directly at 1-800-647 1568, online on a Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http:/www.sec.gov).

Other tax information
Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, each Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) as short-term capital gains dividends for the calendar year 2011.

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UBS RMA
Supplemental information (unaudited)

Boards of Directors/Trustees & Officers
UBS RMA Money Fund Inc. (“RMA Money Fund”) and UBS RMA Tax-Free Fund Inc. (“RMA Tax-Free Fund”) (each a “Corporation”) were organized as Maryland corporations. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are series of RMA Money Fund. UBS Managed Municipal Trust (“Managed Municipal Trust”) (the “Trust”) was formed as a business trust under the laws of the Commonwealth of Massachusetts. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are series of Managed Municipal Trust. Each Corporation or Trust is governed by a Board of Directors or Trustees, respectively (sometimes referred to as “board members”), which oversees the operations of the applicable Fund. Each board member serves an indefinite term of office. Officers are appointed by the board members and serve at the pleasure of a Board. The table below shows, for each board member and officer, his or her name, address and age, the position held with the Corporation or Trust, the length of time served as a board member or officer of the Corporation or Trust, the board member’s and officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

The Corporations’ and Trust’s Statement of Additional Information contains additional information about the board members and is available, without charge, upon request, by calling 1-800-647 1568.

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UBS RMA
Supplemental information (unaudited)

Interested Board Members

Name, address, and age	Position(s) held with funds	Term of office† and length of time served
Meyer Feldberg;†† 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director/Trustee	Since 1991 (Managed Municipal Trust); Since 1992 (RMA Money Fund, RMA Tax-Free Fund);

Barry M. Mandinach*†††; 56	Director/Trustee	Since 2010

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Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since1989).	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

115

UBS RMA
Supplemental information (unaudited)

Independent Board Members

Name, address, and age	Position(s) held with funds	Term of office† and length of time served
Richard Q. Armstrong; 77 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Director/Trustee and Chairman of the Board of Directors/ Trustees	Since 1996 (Director/Trustee); Since 2004 (Chairman of the Board of Directors/Trustees)

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Director/Trustee	Since 2005

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UBS RMA
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (International accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

117

UBS RMA
Supplemental information (unaudited)

Independent Board Members (concluded)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served
Richard R. Burt; 65 McLarty Associates 900 17th Street, NW 8th Floor Washington, D.C. 20006	Director/Trustee	Since 1996

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Director/Trustee	Since 2005

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director/Trustee	Since 2005

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Supplemental information (unaudited)

	Number of	Other directorships
Principal occupation(s)	portfolios in fund complex	held by
during past 5 years	overseen by board member	board member

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (International investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

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UBS RMA
Supplemental information (unaudited)

Officers

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since May 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

120

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

121

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Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

122

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Elbridge T. Gerry III*; 55	Vice President	Since 1996 (Managed Municipal Trust); Since 2000 (RMA Tax-Free Fund)

Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Erin O. Houston*; 35	Vice President	Since 2009 (Managed Municipal Trust and RMA Tax- Free Fund)

Ms. Houston is a director (since March 2012) (prior to which she was an associate director) (since 2009) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

123

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). Secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administrative department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

124

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

125

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Ryan Nugent*; 34	Vice President	Since 2005 (Managed Municipal Trust and RMA Tax- Free Fund)

Mr. Nugent is a director (since 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax-free money market funds (since 2002). Mr. Nugent is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

126

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Robert Sabatino**; 38	Vice President	Since 2008 (RMA Money Fund)

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

127

UBS RMA
Supplemental information (unaudited)

Officers (continued)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

128

UBS RMA
Supplemental information (unaudited)

Officers (concluded)

Principal occupation(s)
		Term of	during past 5 years;
	Position(s)	office† and	number of portfolios in
Name, address,	held	length of	fund complex for which person
and age	with funds	time served	serves as officer
Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 1995

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each board member holds office for an indefinite term. Officers are appointed by the board members and serve at the pleasure of each board.
††	Professor Feldberg is deemed an “interested person” of the Funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Funds as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

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Board Members
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	Robert Sabatino Vice President (Taxable Funds) Elbridge T. Gerry III Vice President (Tax-Free Funds) Ryan Nugent Vice President (Tax-Free Funds) Erin O. Houston Vice President (Tax-Free Funds)

Investment Advisor and Administrator UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

© UBS 2012. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S157

Money Market Fund

UBS Retirement Money Fund
Annual Report
June 30, 2012

UBS Retirement Money Fund

August 15, 2012

Dear shareholder,
We present you with the annual report for UBS Retirement Money Fund for the 12 months ended June 30, 2012.

Performance
As of June 30, 2012, the Fund’s seven-day current yield was 0.01%, unchanged from 0.01% on June 30, 2011 (after fee waivers and/or expense reimbursements). (For more on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

The Fund’s yield remained low reflecting the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—or the “fed funds rate,” which is the rate that banks charge one another for funds they borrow on an overnight basis—at a historically low range, continuing to depress yields on a wide range of short-term investments. (For more details on the Fed’s decision, see below.) As a result, the yields of the securities in which the Fund invests remained extremely low and, in turn, kept the Fund’s yield low.

UBS Retirement Money Fund

Investment goal:
Current income consistent with liquidity and conservation of capital.

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
July 2, 1988

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported 2.5% gross domestic product (“GDP”) growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1%

1

UBS Retirement Money Fund

for the third and fourth quarters of 2011, respectively. GDP growth in the US then slowed in 2012 to 2.0% in the first quarter and 1.5%[1] in the second quarter.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In January 2012, the Fed extended this period, noting economic conditions warranted maintaining exceptionally low levels at least through late 2014. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed “Operation Twist”). At its meeting in June, the Fed extended “Operation Twist” until the end of 2012. The Fed also left the door open to a third round of quantitative easing (“QE3”), saying it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q.	How did you position the Fund during the reporting period?
A.	A key strategy for the Fund was maintaining ample liquidity, given the challenges associated with Standard & Poor’s August 2011 downgrade of US sovereign debt, the ongoing European sovereign debt crisis, and other macro issues. One way we accomplished this was by tactically reducing the Fund’s WAM from 47 days at the beginning of the reporting period, down to 34 days by the end of the period. We also proactively cut the Fund’s exposure to European banks and the WAM of such holdings.

1	Based on the Commerce Department’s most recent estimate announced on July 27, 2012, after the Funds’ fiscal year had ended.

2

UBS Retirement Money Fund

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.	What types of securities did you emphasize over the period?
A.	Several adjustments were made to the Fund’s sector positioning during the 12-month period. We increased the Fund’s allocation to commercial paper, and modestly added to its exposures to certificates of deposit and repurchase agreements. In contrast, we reduced the Fund’s allocations to agency obligations and short-term corporate obligations. (Repurchase agreements are transactions whereby the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Although economic growth in the US economy decelerated during the reporting period, we believe it has enough momentum to continue expanding during the second half of the year. That said, it’s likely that growth will be far from robust. We also feel that the Fed will maintain its accommodative monetary policy and take further action if it deemed necessary. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

Finally, we should mention two other factors impacting our management of the Fund over the past fiscal year. First, changes to how the account “sweep” process works at UBS Financial Services Inc. were factors considered in setting WAM and liquidity targets for the Fund during the review period, and will likely continue to be. Second, continuing regulatory uncertainty clouded the horizon and may continue to cast a shadow over money market funds for some time.

3

UBS Retirement Money Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Robert Sabatino
President	Portfolio Manager
UBS Retirement Money Fund	UBS Retirement Money Fund
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

4

UBS Retirement Money Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees (12b-1 fees) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

UBS Retirement Money Fund

Understanding your Fund’s expenses (unaudited) (concluded)
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

	Beginning account value January 1, 2012	Ending account value[1] June 30, 2012	Expenses paid during period[2] 01/01/12 to 06/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical (5% annual
return before expenses)	1,000.00	1,023.92	0.96	0.19

[1]	“Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

6

UBS Retirement Money Fund

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	06/30/12	12/31/11	06/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee
waivers and/or expense reimbursements[1]	(0.44)	(0.46)	(0.38)
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	(0.44)	(0.46)	(0.38)
Weighted average maturity[2]	34 days	33 days	47 days
Net assets (bn)	$1.3	$1.4	$1.4

Portfolio composition[3]	06/30/12	12/31/11	06/30/11
Commercial paper	57.9%	52.6%	50.1%
US government and agency obligations	14.9	21.3	23.7
Certificates of deposit	14.7	14.5	14.5
Repurchase agreements	9.3	7.7	8.2
Short-term corporate obligations	1.7	1.7	2.4
Bank note	—	1.1	1.1
Other assets less liabilities	1.5	1.1	(0.0)[4]
Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Retirement Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC Insured. May lose value. No bank guarantee.

7

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
US government and agency obligations—14.91%
Federal Home Loan Bank
0.175%, due 07/02/12[1]	$12,000,000	$12,000,000
0.280%, due 07/02/12[1]	4,000,000	4,000,000
0.075%, due 07/05/12[2]	12,000,000	11,999,900
0.105%, due 07/05/12[2]	32,000,000	31,999,627
0.230%, due 08/03/12[2]	15,000,000	14,996,837
0.120%, due 08/03/12[2]	15,000,000	14,998,350
Federal Home Loan Mortgage Corp.*
0.189%, due 07/06/12[1]	15,000,000	14,994,855
US Treasury Inflation Index Note (TIPS)
3.000%, due 07/15/12	19,193,100	19,220,924
US Treasury Notes
0.375%, due 09/30/12	40,000,000	40,024,846
1.375%, due 02/15/13	20,000,000	20,149,286
1.750%, due 04/15/13	8,275,000	8,375,205
0.625%, due 04/30/13	5,000,000	5,017,197
Total US government and agency obligations (cost—$197,777,027)		197,777,027
Certificates of deposit—14.71%
Banking-non-US—14.33%
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 07/10/12	15,000,000	15,000,000
0.360%, due 09/13/12	7,000,000	7,000,000
BNP Paribas SA
0.220%, due 07/10/12	15,000,000	15,000,000
Credit Suisse
0.330%, due 09/07/12	10,000,000	10,000,000
DnB NOR Bank ASA
0.140%, due 07/05/12	15,000,000	15,000,000
Mizuho Corporate Bank Ltd.
0.180%, due 07/05/12	8,000,000	8,000,000
0.180%, due 07/09/12	10,000,000	10,000,000
0.360%, due 07/13/12	16,000,000	16,000,906

8

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Norinchukin Bank
0.180%, due 07/03/12	$10,000,000	$10,000,000
0.180%, due 07/09/12	12,000,000	12,000,000
0.200%, due 07/27/12	15,000,000	15,000,000
Sumitomo Mitsui Banking Corp.
0.180%, due 07/05/12	15,000,000	15,000,000
0.360%, due 07/09/12	14,000,000	14,000,000
Swedbank AB
0.170%, due 07/05/12	18,000,000	18,000,000
Toronto-Dominion Bank
0.170%, due 08/24/12	10,000,000	10,000,000
		190,000,906
Banking-US—0.38%
State Street Bank & Trust Co.
0.220%, due 09/26/12	5,000,000	5,000,000
Total certificates of deposit (cost—$195,000,906)		195,000,906
Commercial paper[2]—57.93%
Asset backed-banking US—1.62%
Atlantis One Funding
0.250%, due 08/06/12	4,500,000	4,498,875
0.400%, due 08/10/12	7,000,000	6,996,889
0.210%, due 08/15/12	10,000,000	9,997,375
		21,493,139
Asset backed-miscellaneous—22.39%
Bryant Park Funding LLC
0.170%, due 07/17/12	13,280,000	13,278,997
0.190%, due 07/20/12	9,000,000	8,999,098
Chariot Funding LLC
0.200%, due 07/05/12	10,000,000	9,999,778
0.160%, due 07/11/12	11,000,000	10,999,511
0.170%, due 07/11/12	15,000,000	14,999,292

9

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
FCAR Owner Trust
0.180%, due 07/09/12	$6,000,000	$5,999,760
0.280%, due 08/01/12	15,000,000	14,996,383
0.280%, due 08/02/12	15,000,000	14,996,267
Gotham Funding Corp.
0.200%, due 07/17/12	8,000,000	7,999,289
0.220%, due 07/25/12	7,575,000	7,573,889
Jupiter Securitization Co. LLC
0.180%, due 07/12/12	15,000,000	14,999,175
0.180%, due 08/03/12	15,000,000	14,997,525
Market Street Funding LLC
0.240%, due 07/10/12	7,000,000	6,999,580
0.250%, due 08/28/12	20,016,000	20,007,938
Regency Markets No. 1 LLC
0.200%, due 07/12/12	5,000,000	4,999,694
0.220%, due 07/13/12	20,000,000	19,998,533
0.220%, due 07/25/12	9,000,000	8,998,680
Salisbury Receivables Co. LLC
0.230%, due 07/16/12	15,000,000	14,998,562
0.210%, due 07/17/12	9,000,000	8,999,160
0.200%, due 07/20/12	5,000,000	4,999,472
0.240%, due 08/14/12	10,000,000	9,997,067
Sheffield Receivables Corp.
0.200%, due 07/10/12	3,000,000	2,999,850
0.220%, due 07/13/12	15,000,000	14,998,900
Victory Receivables Corp.
0.190%, due 07/12/12	15,000,000	14,999,129
0.230%, due 08/17/12	10,000,000	9,996,997
0.250%, due 08/27/12	14,000,000	13,994,458
		296,826,984

10

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—7.57%
Caisse Centrale Desjardins
0.180%, due 07/03/12	$21,000,000	$20,999,790
0.180%, due 07/09/12	20,000,000	19,999,200
DBS Bank Ltd.
0.140%, due 07/02/12	14,400,000	14,399,944
0.200%, due 07/27/12	10,000,000	9,998,556
0.240%, due 08/28/12	10,000,000	9,996,133
Oversea-Chinese Banking Corp. Ltd.
0.200%, due 08/03/12	10,000,000	9,998,167
0.220%, due 08/09/12	15,000,000	14,996,425
		100,388,215
Banking-US—15.51%
Barclays US Funding Corp.
0.100%, due 07/02/12	20,000,000	19,999,944
BNP Paribas Finance
0.130%, due 07/02/12	15,000,000	14,999,946
Deutsche Bank Financial LLC
0.180%, due 07/05/12	30,000,000	29,999,400
ING (US) Funding LLC
0.190%, due 07/20/12	10,000,000	9,998,997
0.250%, due 08/14/12	10,000,000	9,996,945
JPMorgan Chase & Co.
0.310%, due 12/24/12	10,000,000	9,984,844
Natixis US Finance Co. LLC
0.200%, due 07/02/12	15,000,000	14,999,917
0.210%, due 07/02/12	11,000,000	10,999,936
Nordea N.A., Inc.
0.235%, due 07/05/12	15,000,000	14,999,608
PNC Bank N.A.
0.220%, due 07/24/12	14,000,000	13,998,032
Societe Generale N.A., Inc.
0.190%, due 07/02/12	15,000,000	14,999,921

11

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Banking-US—(concluded)
State Street Corp.
0.220%, due 09/07/12	$15,000,000	$14,993,767
Toronto-Dominion Holdings USA, Inc.
0.200%, due 09/07/12	20,000,000	19,992,445
0.220%, due 09/17/12	5,750,000	5,747,259
		205,710,961
Beverage/bottling—2.89%
Coca-Cola Co.
0.120%, due 07/12/12	10,000,000	9,999,633
0.190%, due 09/11/12	10,350,000	10,346,067
0.200%, due 09/13/12	18,000,000	17,992,600
		38,338,300
Finance-captive automotive—0.75%
Toyota Motor Credit Corp.
0.200%, due 08/17/12	10,000,000	9,997,389
Finance-noncaptive diversified—1.88%
General Electric Capital Corp.
0.290%, due 10/09/12	10,000,000	9,991,944
0.350%, due 10/15/12	15,000,000	14,984,542
		24,976,486
Insurance-life—3.13%
MetLife Short Term Funding LLC
0.190%, due 07/02/12	14,000,000	13,999,926
0.180%, due 07/31/12	10,000,000	9,998,500
0.200%, due 08/21/12	10,000,000	9,997,166
0.230%, due 09/10/12	2,500,000	2,498,866
Prudential PLC
0.230%, due 08/01/12	5,000,000	4,999,010
		41,493,468
Pharmaceuticals—0.76%
Novartis Securities Investment Ltd.
0.180%, due 07/09/12	10,000,000	9,999,600

12

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Retail-discount—0.98%
Wal-Mart Stores, Inc.
0.130%, due 07/16/12	$13,000,000	$12,999,296
Technology-hardware—0.45%
Dell, Inc.
0.130%, due 07/16/12	6,000,000	5,999,675
Total commercial paper (cost—$768,223,513)		768,223,513
Short-term corporate obligations—1.70%
Banking-non-US—1.21%
Royal Bank of Canada
0.618%, due 09/10/12[1]	5,000,000	5,006,748
Svenska Handelsbanken
0.508%, due 09/07/12[1,3]	11,000,000	11,000,000
		16,006,748
Banking-US—0.49%
JP Morgan Chase Bank N.A.
0.498%, due 09/10/12[1]	6,500,000	6,500,000
Total short-term corporate obligations (cost—$22,506,748)		22,506,748
Repurchase agreements—9.24%
Repurchase agreement dated 06/29/12 with Barclays
Capital, Inc., 0.150% due 07/02/12, collateralized
by $62,054,500 US Treasury Bonds, 4.500%
due 08/15/39; (value—$86,700,038);
proceeds: $85,001,063	85,000,000	85,000,000
Repurchase agreement dated 06/29/12 with
Deutsche Bank Securities Inc., 0.150% due 07/02/12,
collateralized by $37,803,300 US Treasury Notes,
0.250% due 01/15/15; (value—$37,740,097);
proceeds: $37,000,463	37,000,000	37,000,000

13

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 06/29/12 with State
Street Bank & Trust Co., 0.010% due 07/02/12,
collateralized by $485,289 Federal Home Loan
Bank obligations, 1.750% due 08/22/12;
(value—$489,397); proceeds: $479,000	$479,000	$479,000
Total repurchase agreements (cost—$122,479,000)		122,479,000
Total investments (cost—$1,305,987,194
which approximates cost for federal income
tax purposes)—98.49%		1,305,987,194
Other assets in excess of liabilities—1.51%		20,026,229
Net assets (applicable to 1,326,011,950 shares of
common stock outstanding equivalent to
$1.00 per share)—100.00%		$1,326,013,423

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$197,777,027	$—	$197,777,027
Certificates of deposit	—	195,000,906	—	195,000,906
Commercial paper	—	768,223,513	—	768,223,513
Short-term corporate
obligations	—	22,506,748	—	22,506,748
Repurchase agreements	—	122,479,000	—	122,479,000
Total	$—	$1,305,987,194	$—	$1,305,987,194

14

UBS Retirement Money Fund
Statement of net assets—June 30, 2012

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	74.6%
Japan	10.1
Singapore	4.5
Canada	4.3
Sweden	2.2
Switzerland	1.5
France	1.2
Norway	1.2
United Kingdom	0.4
Total	100.0%

Portfolio footnotes
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Rates shown are the discount rates at date of purchase.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.83% of net assets as of June 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio acronym
TIPS   Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amount will not drop below its face amount at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements

15

UBS Retirement Money Fund
Statement of operations

For the year ended June 30, 2012
Investment income:
Interest	$2,788,681
Expenses:
Investment management and administration fees	5,458,869
Service fees	2,128,599
Transfer agency and related services fees	1,276,596
Reports and notices to shareholders	175,175
Custody and accounting fees	173,468
Professional fees	133,562
State registration fees	60,808
Insurance fees	28,193
Directors’ fees	27,603
Other expenses	43,569
9,506,442
Fee waivers and/or expense reimbursements by investment
advisor/administrator/distributor	(6,860,199)
Net expenses	2,646,243
Net investment income	142,438
Net realized gain	1,625
Net increase in net assets resulting from operations	$144,063

See accompanying notes to financial statements

16

UBS Retirement Money Fund
Statement of changes in net assets

	For the years ended June 30,
	2012	2011
From operations:
Net investment income	$142,438	$148,396
Net realized gain (loss)	1,625	(3,049)
Net increase in net assets resulting from
operations	144,063	145,347
Dividends and distributions to
shareholders from:
Net investment income	(142,438)	(148,396)
Net realized gains	—	(7,464)
Total dividends and distributions to shareholders	(142,438)	(155,860)
Net decrease in net assets from
capital stock transactions	(91,605,680)	(133,755,260)
Net decrease in net assets	(91,604,055)	(133,765,773)
Net assets:
Beginning of year	1,417,617,478	1,551,383,251
End of year	$1,326,013,423	$1,417,617,478
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements

17

UBS Retirement Money Fund
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	Years ended June 30,
	2012	2011[1]	2010	2009	2008
Net asset value,
beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000 [2]	0.000 [2]	0.000 [2]	0.009	0.035
Dividends from net
investment income	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.009)	(0.035)
Distributions from net
realized gains	—	(0.000)[2]	(0.000)[2]	(0.000)[2]	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.009)	(0.035)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.01%	0.96%	3.60%
Ratios to average net assets:
Expenses before fee waivers
and/or expense reimbursements
by investment advisor/
administrator/distributor	0.67%	0.72%	0.74%	0.75%	0.77%
Expenses after fee waivers
and/or expense reimbursements
by investment advisor/
administrator/distributor	0.19%	0.26%	0.27%	0.66%	0.66%[4]
Net investment income	0.01%	0.01%	0.01%	0.90%	3.47%
Supplemental data:
Net assets, end of year (in millions)	$1,326	$1,418	$1,551	$1,984	$1,794

[1]	The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
[4]	In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the Fund was reimbursed in the amount of $867,557, or 0.05% of average daily net assets, for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

18

UBS Retirement Money Fund
Notes to financial statements

Organization and significant accounting policies
UBS RMA Money Fund Inc. (the “Corporation”) was incorporated in the state of Maryland on July 2, 1982 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund and currently has three portfolios: UBS Retirement Money Fund (the “Fund”), UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio. The financial statements for the UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are not included herein.

The Corporation accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal

19

UBS Retirement Money Fund
Notes to financial statements

laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value

20

UBS Retirement Money Fund
Notes to financial statements

measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At June 30, 2012, there were no transfers between Level 1 and Level 2.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

21

UBS Retirement Money Fund
Notes to financial statements

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

22

UBS Retirement Money Fund
Notes to financial statements

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Fund’s Board of Directors has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415
In excess of $750 million up to $1.5 billion	0.335
In excess of $1.5 billion up to $5 billion	0.325
Over $5 billion	0.315

At June 30, 2012, the Fund owed UBS Global AM $66,390 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

23

UBS Retirement Money Fund
Notes to financial statements

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the year ended June 30, 2012, UBS Global AM voluntarily waived investment advisory and administration fees totaling $4,731,600; such amount is not subject to future recoupment.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended June 30, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $900,141,532. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Distribution plan
UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of the Fund’s shares and has appointed UBS Financial Services Inc. as dealer for the sale of those shares. Under the plan of distribution, the Fund pays UBS Global AM (US) a monthly service fee, which is accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund’s average daily net assets. UBS Global AM

24

UBS Retirement Money Fund
Notes to financial statements

(US) has undertaken to waive fees in the event that Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At June 30, 2012, given the impact of voluntary fee waivers, the Fund did not owe UBS Global AM (US) for service fees. For the year ended June 30, 2012, UBS Global AM (US) voluntarily waived $2,128,599 of service fees; such amount is not subject to future recoupment.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended June 30, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $784,250 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At June 30, 2012, the Fund did not have any securities on loan.

25

UBS Retirement Money Fund
Notes to financial statements

Other liabilities and components of net assets
At June 30, 2012, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$2,179
Other accrued expenses*	518,838

*	Excludes investment advisory and administration and service fees.

At June 30, 2012, the components of net assets were as follows:

Accumulated paid in capital	$1,326,018,400
Accumulated net realized loss	(4,977)
Net assets	$1,326,013,423

Common stock
There are 20 billion shares of $0.001 par value common stock authorized. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended June 30,
	2012	2011
Shares sold	5,410,115,430	5,876,925,892
Shares repurchased	(5,501,850,748)	(6,010,822,305)
Dividends reinvested	129,638	141,153
Net decrease in shares outstanding	(91,605,680)	(133,755,260)

Federal tax status
The Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

26

UBS Retirement Money Fund
Notes to financial statements

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended June 30, 2012 and June 30, 2011 was ordinary income.

At June 30, 2012, the accumulated loss on a tax basis was accumulated capital and other losses of $2,798.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Fund after June 30, 2011, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Fund had a pre-enactment capital loss carryforward of $686 which will expire on June 30, 2019, if not utilized prior to that date, and a post-enactment short-term capital loss carryforward of $2,112. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended June 30, 2012, accumulated paid in capital was decreased by $524 and accumulated net realized loss was decreased by $524. These differences are due to distributions in excess of net investment income.

As of and during the period ended June 30, 2012, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

UBS Retirement Money Fund
Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders of
UBS Retirement Money Fund

We have audited the accompanying statement of net assets of UBS Retirement Money Fund (the “Fund”) (one of the series comprising UBS RMA Money Fund Inc.) as of June 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

28

UBS Retirement Money Fund

UBS Retirement Money Fund at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
August 28, 2012

29

UBS Retirement Money Fund
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed fund information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

30

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31

UBS Retirement Money Fund
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served
Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992

32

UBS Retirement Money Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

33

UBS Retirement Money Fund
Supplemental information (unaudited)

Interested Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served
Barry M. Mandinach*†††; 56	Director	Since 2010

Independent Directors

Richard Q. Armstrong; 77 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Director and Chairman of the Board of Directors	Director since 1996; Chairman of the Board of Directors since 2004

34

UBS Retirement Money Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982—1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

35

UBS Retirement Money Fund
Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served
Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005

Richard R. Burt; 65 McLarty Associates 900 17th Street NW, 8th Floor Washington, D.C. 20006	Director	Since 1996

36

UBS Retirement Money Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

37

UBS Retirement Money Fund
Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served
Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005

38

UBS Retirement Money Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

39

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*, 44	Vice President and Assistant Treasurer	Since May 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

40

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

41

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

42

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secetary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

43

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

44

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2008

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

45

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

46

UBS Retirement Money Fund
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 1995

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

47

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48

Directors
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2012 All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S032

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $186,000 and $186,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,982 and $7,950, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) review of the consolidated 2011 and 2010 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $37,750 and $37,750, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended June 30, 2012 and June 30, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through February 2012)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

____________________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended June 30, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate fees billed by E&Y of $666,278 and $1,126,821, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$46,731	$45,700
Non-Covered Services	619,547	1,081,121

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS RMA Money Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 7, 2012